Federated
Limited Term Fund

5th Annual Report
November 30, 1996

Established 1992

INCOME

PRESIDENT'S MESSAGE

[Graphic]

Dear Shareholder:

I am pleased to present the Fifth Annual Report of the Federated Limited Term Fund, which was established in 1992. This report covers the period from December 1, 1995, through November 30, 1996. The fund's assets of $125 million are invested in selected short-term bonds with an average duration of 2.2 years. These issues have provided generous current income, and your fund received a 4-star rating out of 1104 taxable bond funds rated by Morningstar as of December 31, 1996.*

This report begins with a discussion with portfolio managers, Randall S. Bauer and Deborah A. Cunningham, both vice presidents of Federated Advisers. Following the interview are three additional items of shareholder interest: a series of graphs showing investment performance, a complete listing of the fund's holdings, and its financial statements.

The bond market rally of 1995 is a just memory as 1996 saw rising interest rates, unwarranted fears of inflation, and mixed economic signals which caused a high degree of volatility in the bond market.

* Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1996. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The 1-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund received 4 stars for the 3- and 5-year periods and was rated among 1,104 and 597 taxable bond funds, respectively. For the 1-year period, the fund received 3 stars and was rated among 1,670 taxable bond funds. Ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, and 35% receive 3 stars. Ratings quoted are for the Class A Shares. Star ratings for other classes may vary and are available only for classes with 3 years of performance history.

Nevertheless, consistent with its income objective, Federated Limited Term Fund weathered this volatile period nicely through its diversified portfolio of short-term bonds with 2- to 3-year maturities. As outlined in the portfolio managers' discussion, the fund outperformed its peer group, the Lipper Short Investment Grade Debt Average category. On November 30, 1996, the 30-day SEC current net yields for Class A and Class F Shares were 6.02% and 6.13%, respectively, based on net asset value. Share class performance for the 12-month period follows.**

                   INCOME       TOTAL RETURN
                DISTRIBUTIONS   BASED ON NAV
Class A Shares      $0.59           5.54%
Class F Shares      $0.60           5.64%


Thank you for participating in Federated Limited Term Fund as a way to pursue a competitive income stream through all types of bond market environments. Remember, reinvesting your earnings is a convenient way to build your account -- and help your money grow through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1997

** Performance quoted is based on net asset value and represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A and Class F Shares were 4.49% and 3.54%, respectively. The 30-day SEC current net yields for Class A and Class F Shares, based on offering price were 5.96 and 6.06, respectively.

INVESTMENT REVIEW

Randall S. Bauer
Vice President
Federated Advisers

Deborah A. Cunningham
Vice President
Federated Advisers

CAN YOU COMMENT ON WHAT WAS A RELATIVELY VOLATILE BOND MARKET OVER THE 12-MONTH REPORTING PERIOD?

Year-end 1995 closed with expectations of lower interest rates brought on by a slowing economy. The extent to which market yields were expected to decline was reflected in the inverted shape of the yield curve early in 1996. At that time, yields on 3-year government securities were lower than those on 3-month Treasury bills, signaling that the market expected the Federal Reserve Board (the Fed) to lower short-term interest rates in the face of slower growth.

This expectation turned out to be premature, however, as reports showing significant growth in employment fueled fears of inflation, which in turn caused rates to rise and even short-term bond prices to decline. By June, interest rates across the curve had risen at least a full percentage point. Through the summer months, rates continued to be quite volatile on a day-to-day basis, while remaining essentially range-bound until September, when the combination of weaker-than-expected employment figures and a continuance of benign inflation news began to move yields downward and bond prices upward.

By the end of the period, yields had declined significantly from their highs, but were still approximately 50 basis points on average above where they had been in December, 1995. The current expectations of the Fed's activity once again has changed, this time to an expectation of no action in the near term 1997.

THIS ENVIRONMENT CERTAINLY TESTED THE STRATEGY OF THE FUND, WHICH STRIVES TO DELIVER COMPETITIVE INCOME STREAM WITH MINIMAL PRINCIPAL FLUCTUATION. HOW DID THE FUND PERFORM OVER THE 12-MONTH PERIOD ENDED NOVEMBER 30, 1996?

Class F Shares produced a return of 5.64% for the 12-month period based on net asset value, compared to a return of 5.44% for the average fund in the Lipper Short Investment Grade Debt category. Class A Shares also bested the Lipper Short Investment Grade Debt average with a return of 5.54% based on net asset value.*

Dividends paid for the period totaled $0.60 per Class F Share and $0.59 per Class A Share. The 30-day SEC current net yields at the end of the period for Class F and Class A Shares were 6.13% and 6.02%, respectively.

The net asset value of both Class F and Class A Shares varied by only $0.06 from the first day of the period ($9.97) to the last day of the period ($9.91).

* Performance quoted is based on net asset value and represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A and Class F Shares were 4.49% and 3.54%, respectively.



WHAT STRATEGIES, SUCH AS PORTFOLIO COMPOSITION AND DURATION, HELPED IN OUTPERFORMING THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE?

With regard to interest rate exposure, the fund is generally managed within a duration range of 1 to 3 years -- a duration of 1 signifying the lowest sensitivity to interest rate changes and duration of 3 signifying the highest sensitivity. Early in the period, the fund was positioned to take advantage of the anticipated decline in yields, i.e., a positive duration bias.
When the market began to move in the opposite direction in late February, fund duration was progressively shortened until late June, when it was reduced to around 2 years, i.e., the fund's duration midpoint. Subsequently, fund duration was again extended until late September, when it reached its current level of around 2.2 years. This mildly positive positioning is consistent with our currently constructive view on the fixed-income market.

With regard to portfolio composition, the fund may buy any security type that appears to offer value. During the middle of the period, an overweight position in mortgage-backed securities worked well, as the spread received on such bonds over Treasurys and traditional corporate bonds translated into a total return advantage. Later in the period, a higher weighting in corporates provided better capital appreciation relative to mortgage-backed securities as yields declined.

HOW WERE THE FUND'S ASSETS ALLOCATED AT THE END OF THE PERIOD?

On November 30, 1996, 26% of the portfolio was invested in asset-backed securities of various types, 31% was invested in mortgage-backed securities, and 40% in corporate bonds. The fund also carried a 3% cash position.

With regard to credit quality, 44% of the portfolio was rated AAA, 8% was rated AA, 20% was rated A, and 14% was rated BBB. During the current fiscal year, based on changes to the fund's prospectus made during the period, the fund also carried a non-investment grade position for the first time (10% of assets). Approximately 79% of the fund's holdings were invested in fixed-rate securities, while 21% were invested in securities with floating rates.

WHAT IS YOUR OUTLOOK FOR RATES FOR 1997?

Though interest rates have fallen from their late summer highs, the yields on the 2- and 3-year U.S. Treasury notes are still 45 and 52 basis points, respectively, higher at this writing than they were at the beginning of the period under review. Given that current inflationary pressures do not appear any worse than those that existed at the beginning of the period, and that economic activity is not appreciably stronger, we do not expect any significant increase in market yields going forward. Instead, mildly declining yield levels are expected in conjunction with slow, sustainable growth of the economy.

This means that bond yields could continue to fall somewhat even without a move by the the Fed to lower short-term interest rates. The economy is not faltering. Nonetheless, year-over-year inflation comparisons should become more favorable in 1997 relative to 1996 which, coupled with any slowdown in economic growth (below the 2.2% year-over-year figure recorded in the third quarter of 1996), could conceivably lead to a Fed easing later in 1997. Such an outcome would only enhance the case for bonds.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED LIMITED TERM FUND

IF YOU HAD MADE AN INITIAL INVESTMENT OF $5,000 IN THE CLASS A SHARES OF FEDERATED LIMITED TERM FUND ON 1/14/92, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $6,500 ON 11/30/96. YOU WOULD HAVE EARNED A 5.51%* AVERAGE ANNUAL TOTAL RETURN FOR THE 5-YEAR INVESTMENT LIFESPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, gaining the benefit of compounding at the same time.

As of 12/31/96, the Class A Shares' average annual one-year, and since inception (1/14/92) total returns were 3.96%* and 5.55%*, respectively. The Class F Shares' average annual one-year, and since inception (9/1/93) total returns were 3.01% and 4.28%, respectively.

[Graphic representation A1 omitted. See Appendix.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% sales charge for Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED LIMITED TERM FUND

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 5 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $5,857.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Limited Term Fund on 1/14/92, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $5,000, but your account would have reached a total value of $5,857* by 11/30/96. You would have earned an average annual total return of 5.53%.

A practical investment plan helps you pursue income from short-term bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!
[Graphic representation A2 omitted. See Appendix.]

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED LIMITED TERM FUND (CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Limited Term Fund (Class A Shares) (the "Fund") from January 14, 1992 (start of performance) to November 30, 1996, compared to the Merrill Lynch 1-3 Year Short-Term Corporate Index (MLSTC)+ and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).++

[Graphic representation A3 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions.
** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MLSTC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

FEDERATED LIMITED TERM FUND (CLASS F SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM FUND (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Limited Term Fund (Class F Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1996, compared to the Merrill Lynch 1-3 Year Short-Term Corporate Index (MLSTC)+ and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).++

[Graphic representation A4 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.
 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The MLSTC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

++ The LSIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The MLSTC and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

FEDERATED LIMITED TERM FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996

   PRINCIPAL                                                                CREDIT
    AMOUNT                                                                  RATING*                  VALUE
 CORPORATE BONDS/ASSET-BACKED SECURITIES -- 65.7%
                AUTOMOTIVE -- 10.3%
 $ 3,000,000    Bridgestone/Firestone Master Trust
                1996-1, Class B, 6.49%, 7/1/2003                               A2                $  2,999,520
     775,000    Chrysler Corp., Deb., 10.95%, 8/1/2017                         A-                     843,208
     928,061    Daimler-Benz Auto Grantor Trust
                1995-A, Class A, 5.85%, 5/15/2002                              AAA                    931,736
   1,582,800    Navistar Financial Owner Trust 1994-B,
                Class B, 6.63%, 1/15/2000                                      A+                   1,593,643
   1,657,616    Navistar Financial Owner Trust 1995-A,
                Class B, 6.85%, 11/20/2001                                     A+                   1,678,121
   2,887,000    Premier Auto Trust 1995-3, Class B,
                6.25%, 8/6/2001                                                AAA                  2,910,558
   1,850,000    Yamaha Motor Master Trust 1995-1, Class A, 6.20%,
                5/15/2003                                                      AAA                  1,858,676
                  Total                                                                            12,815,462
                BANKING -- 11.4%
   3,000,000 (a)Chase Manhattan Corp., 5.75%, 12/5/2009                        A-                   2,936,250
   2,000,000    Chase Manhattan Credit Card Master
                Trust 1996-3, Class A, 7.04%, 2/15/2004                        AAA                  2,075,064
   3,000,000    Citibank Credit Card Master Trust
                1996-2, Class A, 5.625%, 3/7/2003                              AAA                  2,920,320
   2,000,000 (a)Citicorp Sub. FRN, 5.47%, 10/25/2005                           A                    1,965,000
   3,615,000 (a)Citicorp, Sub., 6.00%, 6/29/2005                               A                    3,594,937
     750,000    Dayton Hudson Credit Card Master Trust
                1995-1, Class A, 6.10%, 2/25/2002                              AAA                    756,045
                  Total                                                                            14,247,616
                BROADCASTING & CABLE -- 4.1%
   1,900,000    Continental Cablevision, 10.625%,                              BBB                  2,044,894
                6/15/2002
   2,800,000    TKR Cable, Inc., 10.50%, 10/30/2007                            BBB-                 3,101,896
                  Total                                                                             5,146,790


FEDERATED LIMITED TERM FUND

   PRINCIPAL                                                                CREDIT
    AMOUNT                                                                  RATING*                  VALUE
 CORPORATE BONDS/ASSET-BACKED SECURITIES -- CONTINUED
                COMMERCIAL SERVICES -- 1.6%
 $ 1,900,000    Valassis Inserts, Inc., 9.55%, 12/1/2003                       BB+               $  2,026,806
                ENERGY -- 2.5%
   3,000,000    Amoco Canada, 7.25%, 12/1/2002                                 AAA                  3,147,630
                FINANCE -- 1.6%
   2,000,000    Merrill Lynch & Co., Inc., 6.64%, 9/19/2002                    Aa3                  2,023,620
                FINANCE - AUTOMOTIVE -- 2.5%
   3,000,000    Ford Motor Credit Corp., MTN, 7.02%, 10/10/2000                A+                   3,080,670
                FINANCE - RETAIL -- 2.8%
     850,000    Chemical Master Credit Card Trust
                1995-3, Class A, 6.23%, 4/15/2005                              AAA                    853,901
   2,000,000    Household Affinity Credit Card Master
                Trust 1993-1, Class B, 5.30%, 9/15/2000                        A                    1,970,080
     700,000    Standard Credit Card Master Trust
                1995-2, Class A, 8.625%, 1/7/2002                              AAA                    710,745
                  Total                                                                             3,534,726
                FINANCIAL SERVICES -- 3.2%
   3,750,000    AIM Management Group, 9.00%, 11/15/2003                        BB+                  4,031,250
                FOOD RETAILING -- 4.1%
   3,000,000 (b)Great Atlantic & Pacific Tea Co., Inc., 7.78%, 11/1/2000       Baa3                 3,063,210
   1,929,000    Super Rite Foods, Inc., 10.625%, 4/1/2002                      BB+                  2,064,030
                  Total                                                                             5,127,240
                HOME EQUITY RECEIVABLES -- 4.6%
     475,001    Advanta Home Equity Loan Trust 1991-1, Class A, 9.00%,
                2/25/2006                                                      AAA                    506,280
     766,324    AFC Home Equity Loan Trust 1992-3, Class A, 7.05%,
                8/15/2007                                                      AAA                    781,781


FEDERATED LIMITED TERM FUND

   PRINCIPAL                                                                CREDIT
    AMOUNT                                                                  RATING*                  VALUE
 CORPORATE BONDS/ASSET-BACKED SECURITIES -- CONTINUED
                HOME EQUITY RECEIVABLES -- CONTINUED
 $ 1,266,413 (a)Capitol Home Equity Loan Trust 1991-1, Class B, 6.038%,
                12/25/2011                                                     AAA               $  1,270,947
   1,700,924    Merrill Lynch Home Equity Loan Trust
                1993-1, Class B, 6.44%, 2/15/2003                              A                    1,708,442
     539,460    TMS Home Equity Loan Trust 1992-B, Class A, 6.90%,
                7/15/2007                                                      AAA                    545,075
     931,962    TMS Home Equity Loan Trust 1992-A,
                Class A, 6.95%, 12/15/2007                                     AAA                    931,757
                  Total                                                                             5,744,282
                INSURANCE -- 3.6%
   2,000,000    GEICO Corp., Deb., 9.15%, 9/15/2021                            AA                   2,256,680
   2,000,000    Penn Central Corp., Sub. Note, 10.625%, 4/15/2000              BBB-                 2,226,800
                  Total                                                                             4,483,480
                LEISURE & ENTERTAINMENT -- 1.3%
   2,000,000    NWCG Holding Corp., 8.37% 6/15/1999                             B                   1,670,000
                LODGING -- 2.0%
   2,400,000    La Quinta Motor Inns, Inc., Sr. Sub. Note, 9.25%,
                5/15/2003                                                       BB+                 2,544,000
                MARINE RECEIVABLES -- 1.8%
   2,268,089    CBNJ Boat Loan Trust 1994-1, Class A, 6.89%,
                5/18/2012                                                       AAA                 2,271,673
                NON-FERROUS METALS -- 1.5%
   1,770,000    Magma Copper Co., Sr. Sub. Note, 12.00%, 12/15/2001             A                   1,877,297
                SERVICES -- 0.8%
   1,000,000    Loewen Group International, Inc., 8.25%, 4/15/2003              BB+                 1,031,310
                SOVEREIGN GOVERNMENT -- 0.8%
   1,000,000 (a)(b)United Mexican States, 7.56%, 8/6/2001                       BBB-                1,002,250


FEDERATED LIMITED TERM FUND

   PRINCIPAL                                                                CREDIT
    AMOUNT                                                                  RATING*                  VALUE
 CORPORATE BONDS/ASSET-BACKED SECURITIES -- CONTINUED
                TELECOMMUNICATIONS -- 1.8%
 $ 2,000,000    British Telecom Finance, 9.625%, 2/15/2019                      AAA              $  2,207,480
                UTILITIES -- 3.4%
   2,000,000    Boston Edison Co., 5.95%, 3/15/1998                             Baa2                1,995,400
   2,000,000    Union Electric Power Co., 8.75%, 12/1/2021                      AA-                 2,218,440
                  Total                                                                             4,213,840
                  TOTAL CORPORATE BONDS/ASSET-BACKED SECURITIES
                  (IDENTIFIED COST $81,864,306)                                                    82,227,422
 MORTGAGE-BACKED SECURITIES -- 29.7%
                GOVERNMENT AGENCY -- MORTGAGE-BACKED
                SECURITIES -- 9.6%
   1,957,108    Federal Home Loan Mortgage Corp., 6.00%, 4/1/2003               AAA                 1,930,179
   1,070,567    Federal Home Loan Mortgage Corp.,  7.56%, 12/1/2018             AAA                 1,111,570
     979,483    Federal Home Loan Mortgage Corp.,  7.58%, 9/1/2019              AAA                 1,017,183
     121,674    Federal National Mortgage Association, 7.78%, 11/1/2017         AAA                   128,009
     341,658    Federal National Mortgage Association, 8.07%, 12/1/2020         AAA                   358,525
   4,790,089    Government National Mortgage Association, 7.50%, 6/15/2025      AAA                 4,884,358
   2,421,026    Government National Mortgage Association, 8.50%, 8/15/2026      AAA                 2,529,197
                  Total                                                                            11,959,021
                MANUFACTURED HOUSING RECEIVABLES -- 0.8%
   1,000,000    Merrill Lynch Mortgage Investors, Inc. 1993-C, Class A-4,
                6.375%, 3/15/2018                                               AAA                 1,008,700


FEDERATED LIMITED TERM FUND

   PRINCIPAL                                                                CREDIT
    AMOUNT                                                                  RATING*                  VALUE
 MORTGAGE-BACKED SECURITIES -- CONTINUED
                NON-GOVERNMENT AGENCY --
                MORTGAGE-BACKED SECURITIES -- 19.3%
 $ 3,011,796    Citicorp Mortgage Securities, Inc. 1992-18, Class A-1,
                7.18%, 10/25/2022                                               AAA              $  3,088,506
   4,966,753 (b)Prudential Home Mortgage 1995-G,
                Class B-2, 7.916%, 5/30/2024                                    BBB-                4,271,408
   2,950,000    Prudential Home Mortgage Securities 1993-32,
                Class A-6, 7.50%, 10/25/2022                                    AAA                 2,946,106
   3,270,000    Resolution Trust Corp. 1992-15, Class B-3, 10.00%, 7/25/2027    AA                  3,391,611
   3,750,000    Residential Accredit Loans, Inc.
                1996-QS8, Class A-1, 7.05%, 12/1/2000                           AAA                 3,775,800
   4,695,112    Salomon Brothers Mortgage Securities VII, Inc. 1993-9,
                Class A-1, 7.24%, 1/25/2024                                     AAA                 4,702,436
   1,873,021    Salomon Brothers Mortgage Securities VII, Inc.
                1992-6, Class A-1, 7.17%, 11/25/2022                            AAA                 1,904,637
                  Total                                                                            24,080,504
                  TOTAL MORTGAGE-BACKED SECURITIES
                 (IDENTIFIED COST $36,275,795)                                                     37,048,225
 (C) REPURCHASE AGREEMENT -- 3.0%
   3,700,000    BT Securities Corporation, 5.72%, dated 11/29/1996,
                due 12/2/1996 (AT AMORTIZED COST)                                                   3,700,000
                  TOTAL INVESTMENTS (IDENTIFIED COST $121,840,101)(D)                            $122,975,647


(a) Denotes variable rate and floating rate obligations for which the current rate is shown.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At the end of the period, these securities amounted to $8,336,868 which represents 6.7% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $121,869,205. The net unrealized appreciation of investments on a federal tax basis amounts to $1,106,442 which is comprised of $1,568,703 appreciation and $462,261 depreciation at November 30, 1996.

  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

FEDERATED LIMITED TERM FUND

Note: The categories of investments are shown as a percentage of net assets
      ($125,112,697) at November 30, 1996.

The following acronyms are used throughout this portfolio:

FRN -- Floating Rate Note
MTN -- Medium Term Note
(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified cost                       $ 122,975,647
 $121,840,100 and tax cost $121,869,205)
 Income receivable                                                                    1,646,745
 Receivable for investments sold                                                      4,813,780
 Receivable for shares sold                                                             651,778
 Deferred expenses                                                                       20,923
  Total assets                                                                      130,108,873
 LIABILITIES:
 Payable for investments purchased                                $ 3,795,078
 Payable for shares redeemed                                          302,756
 Income distribution payable                                          268,061
 Payable to Bank                                                      525,421
 Accrued expenses                                                     104,860
  Total liabilities                                                                   4,996,176
 Net Assets for 12,626,986 shares                                                 $ 125,112,697
 outstanding
 NET ASSETS CONSIST OF:
 Paid in capital                                                                  $ 135,065,689
 Net unrealized appreciation of                                                       1,135,546
 investments
 Accumulated net realized loss on                                                  (11,141,846)
 investments
 Undistributed net investment income                                                     53,308
  Total Net Assets                                                                $ 125,112,697
 NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share                                                                $9.91
 ($116,174,431 / 11,724,886 shares
 outstanding)
 Offering Price Per Share (100/99.00                                                     $10.01
 of $9.91)*
 Redemption Proceeds Per Share                                                            $9.81
 CLASS F SHARES:
 Net Asset Value Per Share ($8,938,266                                                    $9.91
 / 902,100 shares outstanding)
 Offering Price Per Share (100/99.00                                                     $10.01
 of $9.91)*
 Redemption Proceeds Per Share                                                            $9.81
 (99.00/100 of $9.91)**

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996

 INVESTMENT INCOME:
 Interest                                                                             $ 9,206,343
 EXPENSES:
 Investment advisory fee                                                $   515,204
 Administrative personnel and                                               155,001
 services fee
 Custodian fees                                                              27,650
 Transfer and dividend                                                      210,746
 disbursing agent fees and
 expenses
 Directors'/Trustees' fees                                                    3,797
 Auditing                                                                    14,461
 fees
 Legal fees                                                                   3,119
 Portfolio accounting fees                                                   65,600
 Distribution services fee --                                               596,032
 Class A Shares
 Distribution services fee --                                                14,391
 Class F Shares
 Shareholder services fee --                                                298,016
 Class A Shares
 Shareholder services fee --                                                 23,986
 Class F Shares
 Share registration costs                                                    60,438
 Printing and postage                                                        48,106
 Insurance premiums                                                           4,993
 Taxes                                                                       23,121
 Miscellaneous                                                               39,038
 Total expenses                                                           2,103,699
 Waivers --
    Waiver of investment                           $ (328,347)
    advisory fee
    Waiver of distribution                           (357,619)
    services fee -- Class A
    Shares
    Waiver of distribution                            (1,919)
    services fee -- Class F
    Shares
    Waiver of shareholder                             (2,878)
    services fee -- Class F
    Shares
        Total waivers                                                     (690,763)
             Net expenses                                                             1,412,936
             Net investment                                                           7,793,407
             income
 REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized loss on                                                                 (127,055)
 investments
 Net change in unrealized                                                             (986,773)
 appreciation of investments
    Net realized and                                                                (1,113,828)
    unrealized loss on
    investments
        Change in net assets                                                      $  6,679,579
        resulting from
        operations

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR ENDED
                                                 NOVEMBER 30,
                                           1996                   1995
 INCREASE (DECREASE) IN NET
 ASSETS:
 OPERATIONS --
 Net investment income                  $  7,793,407         $  10,071,213
 Net realized gain (loss) on
 investments ($97,950 net loss
 and $1,407,407
 net loss, respectively, as                 (127,055)           (1,367,071)
 computed for federal tax
 purposes)
 Net change in unrealized                   (986,773)             8,740,085
 appreciation (depreciation)
  Change in net assets resulting            6,679,579            17,444,227
  from operations
 NET EQUALIZATION CREDITS                          --              (28,665)
 (DEBITS) --
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net
 investment income
  Class A Shares                          (7,170,778)           (8,587,638)
  Class F Shares                            (585,285)             (631,389)
  Change in net assets resulting          (7,756,063)           (9,219,027)
  from distributions to
  shareholders
 SHARE TRANSACTIONS --
 Proceeds from sale of shares              29,931,476            15,174,800
 Net asset value of shares issued
 to shareholders in payment of
 distributions declared                     5,052,858             6,145,539
 Cost of shares redeemed                 (57,429,451)          (73,068,438)
  Change in net assets resulting         (22,445,117)          (51,748,099)
  from share transactions
  Change in net assets                   (23,521,601)          (43,551,564)
 NET ASSETS:
 Beginning of period                      148,634,298           192,185,862
 End of period (including
 undistributed net investment
 income of $53,308
 and $15,964, respectively)             $ 125,112,697        $  148,634,298

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR ENDED
                                                    NOVEMBER 30,
                                     1996      1995      1994      1993      1992(A)
 NET ASSET VALUE, BEGINNING         $ 9.97    $ 9.48     $10.17    $10.00    $10.01
 OF PERIOD
 INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income               0.59      0.55       0.53      0.63      0.519
  Net realized and
  unrealized gain (loss) on
  investments                        (0.06)     0.49      (0.66)     0.19     (0.008)
  Total from investment               0.53      1.04      (0.13)     0.82      0.511
  operations
 LESS DISTRIBUTIONS
  Distributions from net             (0.59)    (0.55)     (0.53)    (0.63)    (0.519)
  investment income
  Distributions in excess                --       --      (0.02)    (0.02)    (0.002)
  of net investment
  income(b)
  Distributions from net
  realized gains on
  investment transactions                --       --      (0.01)        --       --
 TOTAL DISTRIBUTIONS                 (0.59)    (0.55)     (0.56)    (0.65)    (0.521)
 NET ASSET VALUE, END OF            $ 9.91    $ 9.97     $ 9.48    $10.17    $10.00
 PERIOD
 TOTAL RETURN(C)                      5.54%    11.29%     (1.30%)    8.19%     5.21%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                            1.10%     1.10%      1.10%     1.01%     0.67%*
  Net investment income               6.04%     6.13%      5.52%     5.75%     6.17%*
  Expense                             0.56%     0.43%      0.39%     0.49%     1.06%*
  waiver/reimbursement(d)
 SUPPLEMENTAL DATA
  Net assets, end of period        $116,174  $138,451   $178,771  $248,876   $57,225
  (000 omitted)
  Portfolio turnover                   104%       63%        63%       38%       60%

* Computed on an annualized basis.

(a) Reflects operations for the period from January 13, 1992 (date of initial public investment) to November 30, 1992. For the period from the start of business, December 5, 1991 to January 12, 1992, the net investment income was distributed to the Fund's investment adviser.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purpose.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND

FINANCIAL HIGHLIGHTS -- CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED
                                                             NOVEMBER 30,
                                                1996      1995       1994      1993(A)
 NET ASSET VALUE, BEGINNING OF                $ 9.97     $ 9.48       $10.17     $10.24
 PERIOD
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                         0.66       0.61         0.55       0.15
  Net realized and unrealized gain             (0.12)      0.44        (0.67)     (0.07)
  (loss) on investments
  Total from investment operations              0.54       1.05        (0.12)      0.08
 LESS DISTRIBUTIONS
  Distributions from net investment            (0.60)     (0.56)       (0.55)     (0.15)
  income
  Distributions in excess of net                 --        --          (0.01)       --
  investment income(b)
  Distributions from net realized                --        --          (0.01)       --
  gain on investments
  Total distributions                          (0.60)     (0.56)       (0.57)     (0.15)
 NET ASSET VALUE, END OF PERIOD               $ 9.91     $ 9.97       $ 9.48     $10.17
 TOTAL RETURN(C)                                5.64%     11.39%       (1.20%)     0.78%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                      1.00%      1.00%        0.99%      1.00%*
  Net investment income                         6.14%      6.22%        5.67%      7.10%*
  Expense waiver/reimbursement(d)               0.31%      0.18%        0.13%      0.39%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000               $8,938    $10,183      $13,415     $7,230
  omitted)
  Portfolio turnover                             104%        63%          63%        38%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 31, 1993 (date of initial public investment) to November 30, 1993.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

1. ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Class A Shares and Class F Shares. The investment objective of the Fund is to seek a high level of current income consistent with minimum fluctuation in principal value through compilation of a portfolio, the weighted-average duration of which will at all times be limited to three years.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERATED LIMITED TERM FUND

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. At November 30, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $11,112,740, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR     EXPIRATION AMOUNT
       2002            $9,607,384
       2003             1,407,407
       2004                97,949

EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares. As of November 30, 1995, the Fund no longer practices equalization.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

OPTIONS CONTRACTS -- The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the period ended November 30, 1996, the Fund had a realized loss of $215,250 on written options.

The following is a summary of the Fund's written option activity:

                                   NUMBER OF      AGGREGATE
 CONTRACTS                         CONTRACTS      FACE VALUE
 Outstanding at prior period-end         0       $         0
 Contracts opened                      150           215,250
 Contracts expired                     150           215,250
 Outstanding at November 30, 1996        0                 0

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1996, is as follows:

 SECURITY                                 ACQUISITION DATE    ACQUISITION COST
 Great Atlantic & Pacific Tea Co.         3/1/96 - 10/7/96       $3,003,295
 United Mexican States                         7/29/96              998,107
 Prudential Home Mortgage Security 1995-G      6/13/96            4,220,226

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($ 0.001 per share) authorized were as follows:

                           NUMBER OF PAR VALUE
 CLASS NAME              CAPITAL STOCK AUTHORIZED
 Class A                     1,000,000,000
 Class F                     1,000,000,000
  Total shares authorized    2,000,000,000

Transactions in capital stock were as follows:

FEDERATED LIMITED TERM FUND

                                                 YEAR ENDED NOVEMBER 30,
                                          1996                            1995
 CLASS A SHARES                    SHARES         AMOUNT         SHARES           AMOUNT
 Shares sold                     2,805,603   $  27,464,259     1,327,413     $  13,015,341
 Shares issued
 to shareholders
 in payment of
 distributions declared            480,026       4,713,413       595,771         5,785,618
 Shares redeemed                (5,449,139)    (53,449,243)   (6,883,983)      (66,778,258)
  Net change
  resulting from Class A
  Share transactions            (2,163,510)   $(21,271,571)   (4,960,799)    $(47,977,299)
                                              YEAR ENDED NOVEMBER 30,
                                           1996                          1995
 CLASS F SHARES                   SHARES            AMOUNT        SHARES         AMOUNT
 Shares sold                     250,466     $  2,467,217        222,214     $  2,159,459
 Shares issued
 to shareholders
 in payment of
 distributions                    34,590          339,445         37,164          359,921
 declared
 Shares redeemed                (404,495)      (3,980,208)      (652,247)      (6,290,180)
  Net change
  resulting from
  Class F Share
  transactions                  (119,439)    $ (1,173,546)      (392,869)    $ (3,770,800)
  Net change
  resulting
  from share
  transactions                (2,282,949)    $(22,445,117)  (5,353,668)      $(51,748,098)


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                             PERCENTAGE OF AVERAGE DAILY
 SHARE CLASS NAME                NET ASSETS OF CLASS
 Class A                               0.50%
 Class F                               0.15%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS -- During the period ended November 30, 1996, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common
Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $5,053,516 and $20,145,864, respectively.

FEDERATED LIMITED TERM FUND

ORGANIZATIONAL EXPENSES -- Organizational expenses of $66,620 and start-up administrative service expenses of $65,386 were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1996, the Fund paid $22,207 pursuant to this agreement.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

 PURCHASES          $131,023,626
 SALES              $153,128,311

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of FEDERATED LIMITED TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Term Fund as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996, and 1995, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Limited Term Fund as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania

January 17, 1997

Directors
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

S. Elliott Cohan
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 338319106
Cusip 338319304
G01176-01 (1/97)




Federated
Limited Term
Municipal Fund

[Graphic]

3RD ANNUAL REPORT
NOVEMBER 30, 1996
ESTABLISHED 1993
TAX-FREE INCOME

PRESIDENT'S MESSAGE

[Graphic]

The Federated Limited Term Municipal Fund was established in 1993, and I am pleased to present the third Annual Report. This report covers the 12-month period from December 1, 1995, through November 30, 1996. This short-term, tax-free* fund typically selects bonds with durations of under five years, and approximately 37% of the fund's assets are invested in bonds rated A, AA, and AAA.

First, you'll find a discussion with Mary Jo Ochson, Senior Vice President, Federated Advisers. Next are three additional items of shareholder interest: a series of graphs showing investment performance, a complete listing of the fund's holdings, and its financial statements.

The bond rally of 1995 is just a memory as fears of inflation caused interest rates to rise even though there was no action by the Federal Reserve Board. In the past 12 months, first the perception of a weakened economy and then a stronger economy created mixed economic signals in the bond markets -- even in short-term bond issues.

In this environment, the total return of Federated Limited Term Municipal Fund was 3.34% for Class A Shares and 3.60% for Class F Shares, based on net asset value. This performance was below the fund's benchmark, the Lipper Short Municipal Debt Average category. However, thanks to holdings in higher yielding sectors of the municipal market, the fund's distribution rate of 4.14% for Class A Shares and 4.39% for Class F Shares, based on net asset value was above par, which equates to a tax-equivalent yield of 6.08% and 6.40% for investors in the 31% tax bracket. The 30-day SEC yields for Class A and Class F Shares based on net asset value were 3.89% and 4.14%, respectively.* As a result, the fund paid a solid, tax-free income stream -- $0.41/share for Class A Shares and $0.44/share for Class F Shares.**

At the end of the period, the fund's assets of $99.8 million were invested as follows: 37% A or better, 17% BBB, 31%, non-rated.+ The fund's more than 90 securities included bonds issued for hospitals, single-family housing authorities, electric revenue, and resource recovery bonds -- with an average of 1.5% in each of the above issues.

* Income may be subject to the alternative minimum tax and state and local taxes.

** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A and F Shares were 2.30% and 2.54%, respectively. The fund's distribution rates for Class A Shares based on offering price were 4.10%. The tax-equivalent yields for Class A Shares based on offering price were 5.94%. The 30-day SEC yields for Class A Shares based on offering price were 3.85%.

+ Ratings are according to Standard & Poor's Ratings Group.

The fund's maturity places it between tax-free money market fund instruments and intermediate municipal bonds, i.e., it may offer more income potential and increased risk than money market instruments, but less income and less risk than long-term tax-free municipal bonds.++

Thank you for choosing Federated Limited Term Municipal Fund as a relatively conservative way to pursue a tax-free income from short-term municipal issues. Remember, reinvesting your earnings is a convenient way to build your account through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1997

++ Unlike the fund, money market funds seek to maintain a stable $1.00 share value.

INVESTMENT REVIEW

[Graphic]

Mary Jo Ochson
Senior Vice President
Federated Advisers

[Graphic]

MARY JO, COULD YOU REVIEW THE DEVELOPMENTS IN THE SHORT-TERM MUNICIPAL BOND MARKET FOR THE 12-MONTH REPORTING PERIOD?

The period of December 1, 1995, through November 30, 1996, was characterized by shifts in market sentiment regarding the strength of the U.S. economy. During the first several months of the period, short-term municipal interest rates moved gradually lower, driven by a moderation in real gross domestic product ("GDP") growth and inflation. From December 1995 to February 1996, the yield on 3-year, A-rated municipal bonds declined from 4.14% to 3.97%. Then, in early March, economic growth accelerated, led by a rebound in consumer spending and manufacturing, combined with a sturdy housing market. By early June, yields on 3-year municipal bonds moved to a period high of 4.82%, as the market was coping with strong real GDP growth. In September, market sentiment reversed again as real GDP growth gave way to a more modest pace in the third quarter. The yields on 3-year, A-rated municipal bonds inched lower to end the period on November 30, 1996, at 4.25%.

HOW DID FEDERATED LIMITED TERM MUNICIPAL FUND PERFORM OVER THE 12-MONTH
PERIOD?

On a total return basis, the fund underperformed its peer group, the Lipper Short Municipal Debt Average category over the 12-month report period. Investors in the Class F Shares of the fund earned an annual total return of 3.60%* based on net asset value. For investors in the Class A Shares, the return was 3.34%* based on net asset value for the same period. In comparison the average return on the Lipper Short Municipal Debt Average category was 4.05%.+

The fund is invested in more than 90 issues with an average position of 1.5% of the fund's assets. We own one issue, a Massachusetts IFA Solid Waste Disposal Facility Revenue Bond (Series A), 8.00% due 8/1/1999 that particularly impacted the fund's performance. This bond is dependent upon revenue from de-inking plants that convert office wastepaper to recycled, marketable pulp. Weakness of pulp prices over the past twelve months drove down the price of the bond and affected its ability to pay income over the period. We are in negotiations with the issuer about the amount that bondholders may recover. However, the bond's situation is, of course, reflected in the fund's income and share value.

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A and Class F Shares were 2.30% and 2.54%, respectively.

+ Lipper figures do not reflect sales charges.

[Graphic]
MARY JO, HOW DID THE FUND PERFORM IN TERMS OF INCOME OR DISTRIBUTION YIELD?

Very well. According to Lipper Analytical Services, investors in the Class A Shares of the fund received a distribution rate of 4.14% for the 12 months ended November 30, 1996. For investors in the Class F Shares, the distribution rate as measured by Lipper was 4.39% for the same time period. In comparison, the Lipper Short Municipal Debt Fund Average was 4.13%. The above-average income performance was the result of a high concentration in higher yielding sectors of the municipal market such as hospital, electric, and housing bonds.

[Graphic]

WHAT IS YOUR OUTLOOK FOR RATES NEAR TERM, AND DO YOU ANTICIPATE ANY POLICY CHANGES IN RESPONSE?

Our near-term outlook is still one of caution. We expect to see reasonable growth in the economy throughout the fourth quarter. This, in combination with the Federal Reserve Board's anti-inflation stance, should keep pressure on short-term interest rates. Nonetheless, we do not expect any major move toward higher rates either. Going forward, we intend to keep the portfolio's effective duration in the 2-3 year range.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED LIMITED TERM MUNICIPAL FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $4,000 IN THE CLASS A SHARES OF FEDERATED LIMITED TERM MUNICIPAL FUND ON 9/1/93, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $4,458 ON 11/30/96. YOU WOULD HAVE EARNED A 3.39%* AVERAGE ANNUAL TOTAL RETURN FOR THE 3-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/96, the Class A Shares' average annual one-year and since inception (9/1/93) total returns were 1.96%, and 3.32%, respectively. F Shares' average annual one-year and since inception (9/1/93) total returns were 2.19% and 3.53%, respectively.

[Graphic representation A5 omitted. See Appendix.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED LIMITED TERM MUNICIPAL FUND

ONE STEP AT A TIME:
$1,000 INVESTED EACH YEAR FOR 3 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $4,246.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Limited Term Municipal Fund on 9/1/93, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $4,000 but your account would have reached a total value of $4,246* by 11/30/96. You would have earned an average annual total return of 3.56%.

A practical investment plan helps you pursue income by investing in short-term municipal securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

[Graphic representation A6 omitted. See Appendix.]

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED LIMITED TERM MUNICIPAL FUND
(CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM MUNICIPAL FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Limited Term Municipal Fund (Class A Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1996, compared to the Lehman Brothers Three-Year State General Obligation Index (LB3YRSGO)+ and the Lehman Brothers Three-Year Municipal Bond Index (LB3YRMB).+

[Graphic representation A7 omitted. See Appendix.]
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB3YRSGO and LB3YRMB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LB3YRSGO and LB3YRMB have been adjusted to reflect reinvestment of dividends on securities in the indices. The indices are unmanaged. The investment adviser has elected to change the benchmark of the Fund from the LB3YRSGO to the LB3YRMB. The LB3YRMB is a broader index and is more representative of the various market sectors in which the Fund invests. It consists of government obligations, revenue bonds, pre-refunded bonds, insured bonds, zero coupon bonds, and AMT bonds with an average quality rating of AA1 and AA2. In contrast, the LB3YRSGO represents state-only general obligation bonds. Since the fund regularly has holdings in municipal sectors in addition to state-only general obligation bonds, the investment adviser believes that the LB3YRMB is more appropriate.

FEDERATED LIMITED TERM MUNICIPAL FUND
(CLASS F SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LIMITED TERM MUNICIPAL FUND (CLASS F SHARES)
The graph below illustrates the hypothetical investment of $10,000 in the Federated Limited Term Municipal Fund (Class F Shares) (the "Fund") from September 1, 1993 (start of performance) to November 30, 1996, compared to the Lehman Brothers Three-Year State General Obligation Index (LB3YRSGO)+ and the Lehman Brothers Three-Year Municipal Bond Index (LB3YRMB).+

[Graphic representation A8 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $9,900 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) that was in effect prior to July 17, 1995. As of July 17, 1995, the Fund did not have a sales charge. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LB3YRSGO and LB3YRMB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LB3YRSGO and LB3YRMB have been adjusted to reflect reinvestment of dividends on securities in the indices. The indices are unmanaged. The investment adviser has elected to change the benchmark of the Fund from the LB3YRSGO to the LB3YRMB. The LB3YRMB is a broader index and is more representative of the various market sectors in which the Fund invests. It consists of government obligations, revenue bonds, pre-refunded bonds, insured bonds, zero coupon bonds, and AMT bonds with an average quality rating of AA1 and AA2. In contrast, the LB3YRSGO represents state-only general obligation bonds. Since the fund regularly has holdings in municipal sectors in addition to state-only general obligation bonds, the investment adviser believes that the LB3YRMB is more appropriate.

FEDERATED LIMITED TERM MUNICIPAL FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*               VALUE
 LONG-TERM MUNICIPAL SECURITIES -- 92.8%
               ALABAMA -- 1.9%
 $     450,000 Mobile, AL, GO Warrants, 4.65%, 8/15/1997                                          NR             $   452,993
       470,000 Mobile, AL, GO Warrants, 4.75%, 8/15/1998                                          NR                 474,122
       490,000 Mobile, AL, GO Warrants, 4.85%, 8/15/1999                                          NR                 495,170
       515,000 Mobile, AL, GO Warrants, 4.95%, 8/15/2000                                          NR                 520,526
                 Total                                                                                             1,942,811
               CALIFORNIA -- 1.5%
     1,500,000 California Statewide Communities Development
               Authority, Certificates of Participation, 5.00% (Queen of
               Angels-Hollywood Presbyterian Medical Center),
               1/1/2001                                                                           A                1,507,305
               COLORADO -- 5.1%
       500,000 Colorado Student Obligation Bond Authority, Student
               Loan Revenue Bonds, 5.20%, 9/1/1997                                                NR                 504,480
     1,000,000 Colorado Student Obligation Bond Authority, Student
               Loan Revenue Bonds, 5.40%, 9/1/1998                                                NR               1,014,790
     2,000,000 Denver, CO City & County Airport Authority, Airport
               System Revenue Bonds (Series 1996C), 5.05%,
               11/15/2000                                                                        BBB               2,022,840
     1,500,000 Denver, CO City & County Airport Authority,
               Subordinate Lien Revenue Bonds (Series C), 6.00%
               (Toronto-Dominion Bank LOC), 4/1/1997 (@100)                                       AA               1,512,495
                 Total                                                                                             5,054,605
               FLORIDA -- 0.2%
       200,000 Jacksonville, FL Electric Authority, St. John's River
               Power Park Special Obligation Revenue Bonds, 6.50%
               (Original Issue Yield: 6.968%), 10/1/2014 (@101.5)                                 AA                 212,654
               ILLINOIS -- 5.8%
       750,000 Chicago, IL, Gas Supply Revenue Bonds, 7.50% (Peoples
               Gas Light & Coke Company), 3/1/2000 (@102)                                        AA-                 819,735

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*                VALUE
 LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
               ILLINOIS -- CONTINUED
 $   1,000,000 Illinois Development Finance Authority,
               (Series 1995) Revenue Bonds, 5.80% (Catholic
               Charities Housing Development Corp.), 1/1/2007                                     NR    $          1,005,100
       400,000 Illinois Development Finance Authority, Housing
               Revenue Bonds, 5.25% (Catholic Charities Housing
               Development Corp.)/(Archdiocese of Chicago GTD),
               1/1/1999                                                                           NR                 400,592
       365,000 Illinois Educational Facilities Authority, Revenue Bonds,
               4.90% (Illinois Institute of Technology)/(Original Issue
               Yield: 5.00%), 12/1/1996                                                          BBB-                365,011
       380,000 Illinois Educational Facilities Authority, Revenue Bonds,
               5.05% (Illinois Institute of Technology)/(Original Issue
               Yield: 5.15%), 12/1/1997                                                          BBB-                382,709
       400,000 Illinois Educational Facilities Authority, Revenue Bonds,
               5.25% (Illinois Institute of Technology)/(Original Issue
               Yield: 5.35%), 12/1/1998                                                          BBB-                403,400
       580,000 Illinois Health Facilities Authority, Refunding Revenue
               Bonds (Series 1996B), 4.80% (Sarah Bush Lincoln Health
               Center), 2/15/1999                                                                 A-                 584,559
       505,000 Illinois Health Facilities Authority, Refunding Revenue
               Bonds (Series 1996B), 5.00% (Sarah Bush Lincoln Health
               Center), 2/15/2000                                                                 A-                 509,580
       615,000 Illinois Health Facilities Authority, Refunding Revenue
               Bonds (Series 1996B), 5.00% (Sarah Bush Lincoln Health
               Center)/(Original Issue Yield: 5.10%), 2/15/2001                                   A-                 617,964
       670,000 Illinois Health Facilities Authority, Refunding Revenue
               Bonds (Series 1996B), 5.125% (Sarah Bush Lincoln
               Health Center)/(Original Issue Yield: 5.25%), 2/15/2002                            A-                 673,109
                 Total                                                                                             5,761,759

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*               VALUE
 LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
               INDIANA -- 4.2%
 $     630,000 Indiana Health Facility Financing Authority, Hospital
               Refunding & Revenue Bonds (Series 1996), 5.625%
               (Hancock Memorial Hospital and Health Services),
               8/15/2000                                                                         BBB+             $  643,564
       685,000 Indiana Health Facility Financing Authority, Hospital
               Refunding & Revenue Bonds (Series 1996), 5.625%
               (Hancock Memorial Hospital and Health Services),
               8/15/2001                                                                         BBB+                697,823
       725,000 Indiana Health Facility Financing Authority, Hospital
               Refunding & Revenue Bonds (Series 1996), 5.625%
               (Hancock Memorial Hospital and Health Services),
               8/15/2002                                                                         BBB+                737,274
       885,000 LaPorte County, IN Hospital Authority, Refunding
               Revenue Bonds, 5.60% (LaPorte Hospital, Inc., IN)/
               (Original Issue Yield: 5.747%), 3/1/1999                                           NR                 897,815
       935,000 LaPorte County, IN Hospital Authority, Refunding
               Revenue Bonds, 5.80% (LaPorte Hospital, Inc., IN)/
               (Original Issue Yield: 5.898%), 3/1/2000                                           NR                 952,073
       225,000 Marion County, IN Hospital Authority, Hospital Facility
               Revenue Refunding Bonds, 6.50% (Methodist Hospital
               of Indiana)/(Original Issue Yield: 7.374%), 9/1/1999
               (@102)                                                                             AA                 237,821
                 Total                                                                                             4,166,370
               IOWA -- 1.5%
     1,445,000 Des Moines, IA, Hospital Revenue & Refunding Bonds
               (Series 1996A), 4.90% (Des Moines General Hospital, IA)/
               (Norwest Bank Minnesota, Minneapolis LOC),
               11/15/1999                                                                         NR               1,465,635
               KENTUCKY -- 4.6%
     1,000,000 Jefferson County, KY, UT GO Trust Certificates , 5.25%,
               9/1/1999                                                                           A+               1,019,940

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*              VALUE
 LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
               KENTUCKY -- CONTINUED
 $   1,050,000 Jefferson County, KY, UT GO Trust Certificates, 5.25%,
               9/1/2000                                                                           A+            $  1,072,859
     2,420,000 Kentucky Higher Education Student Loan Corp.,
               (Series D) Student Loan Revenue Bonds, 6.45%, 6/1/1998                            AA-               2,496,496
                 Total                                                                                             4,589,295
               LOUISIANA -- 1.6%
     1,500,000 Louisiana State Offshore Term Authority, Deepwater
               Port Refunding Revenue Bonds (First Stage Series
               1992B), 6.00% (Loop, Inc.), 9/1/2001                                               A                1,581,465
               MASSACHUSETTS -- 2.8%
       250,000 Greater New Bedford Regional Refuse Management
               District, MA, GO Landfill Bonds, 4.90% (Original Issue
               Yield: 5.00%), 5/1/1998                                                            NR                 250,638
       750,000 Greater New Bedford Regional Refuse Management
               District, MA, UT GO Bonds, 5.00% (Original Issue
               Yield: 5.10%), 5/1/1999                                                            NR                 750,308
       750,000 Greater New Bedford Regional Refuse Management
               District, MA, UT GO Bonds, 5.10% (Original Issue
               Yield: 5.20%), 5/1/2000                                                            NR                 748,110
     2,000,000 Massachusetts IFA, Solid Waste Disposal Sr. Lien
               Revenue Bonds (Series A), 8.00% (Massachusetts
               Recycling Association), 8/1/1999                                                   NR               1,017,380
                 Total                                                                                             2,766,436
               MINNESOTA -- 3.0%
     1,500,000 Maplewood, MN, Health Care Facility Revenue Bonds
               (Series 1996), 5.95% (Healtheast, MN), 11/15/2006                                 BBB               1,525,560
     1,480,000 Minneapolis, MN, Rental Housing Revenue Bonds
               (Series 1994A), 4.30% TOBs (Driftwood Apartments
               Project)/(First Bank NA, Minneapolis LOC), Mandatory
               Tender 11/1/1997                                                                   A+               1,480,118
                 Total                                                                                             3,005,678

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*              VALUE
 LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
               MISSOURI -- 1.0%
 $   1,000,000 Kansas City, MO IDA, PCR Bonds, 6.05% (General
               Motors Corp.), 4/1/2006                                                            A-            $  1,034,350
               NEW MEXICO -- 2.1%
     2,000,000 Las Cruces, NM, (Series 1995) Revenue Bonds, 6.00%
               (MBIA INS), 12/1/2001                                                             AAA               2,129,440
               NEW YORK -- 9.1%
     2,000,000 New York City, NY, UT GO Bonds (Series B), 5.30%,
               8/15/2000                                                                         BBB+              2,045,060
     1,800,000 New York City, NY, UT GO Bonds (Series B), 7.50%
               (Original Issue Yield: 7.60%), 2/1/2001                                           BBB+              1,975,554
     1,000,000 New York State Dormitory Authority, Educational
               Facilities Revenue Bonds (Series 1996), 4.70% (State
               University of New York), 5/15/1999                                                BBB+              1,007,140
       500,000 New York State Dormitory Authority, Revenue Bonds,
               5.10% (Nyack Hospital), 7/1/1998                                                   NR                 503,160
     1,000,000 New York State Urban Development Corp., Youth
               Facilities Revenue Bonds (Series 1995), 4.60%, 4/1/1999                           BBB               1,003,240
     1,000,000 New York State Urban Development Corp., Youth
               Facilities Revenue Bonds (Series 1995), 4.80%, 4/1/2000                           BBB               1,004,530
     1,500,000 Port Authority of New York and New Jersey, Revenue
               Bonds (Series SS), 4.90%, 9/1/1997                                                AA-               1,501,365
                 Total                                                                                             9,040,049
               NORTH CAROLINA -- 2.7%
     1,000,000 North Carolina Eastern Municipal Power Agency,
               Power System Refunding Revenue Bonds
               (Series 1996A), 5.10%, 1/1/2000                                                   BBB               1,012,190
     1,000,000 North Carolina Eastern Municipal Power Agency,
               Refunding Revenue Bonds (Series B), 5.375% (Original
               Issue Yield: 5.50%), 1/1/2001                                                     BBB               1,019,210


    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*               VALUE
 LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
               NORTH CAROLINA -- CONTINUED
 $     620,000 North Carolina Eastern Municipal Power Agency,
               Revenue Bonds (Series A), 7.25% (Original Issue
               Yield: 7.50%), 1/1/1997 (@102)                                                    BBB              $  633,008
                 Total                                                                                             2,664,408
               OHIO -- 7.8%
       680,000 Bellefontaine, OH, Hospital Facilities Revenue &
               Refunding Bonds, 5.00% (Mary Rutan Health
               Associates)/(Original Issue Yield: 5.25%), 12/1/1997                              BBB                 679,878
     1,500,000 Clyde, OH Waterworks System, Revenue Bonds, 5.60%,
               5/1/1997                                                                           NR               1,511,595
       630,000 Marion County, OH Health Care Facilities, Revenue
               Refunding & Improvement Bonds, 5.00% (United
               Church Homes, OH)/(Original Issue Yield: 5.25%),
               11/15/1997                                                                        BBB-                631,821
     1,550,000 Marion County, OH Hospital Authority, Hospital
               Refunding & Improvement Revenue Bonds
               (Series 1996), 5.50% (Community Hospital of
               Springfield), 5/15/2000                                                           BBB+              1,565,500
     1,400,000 Ohio Enterprise Bond Fund, (Series 1995-3) State
               Economic Development Revenue Bonds, 5.60% (Smith
               Steelite), 12/1/2003                                                               A-               1,430,870
     2,000,000 Youngstown City School District, OH, Revenue
               Anticipation Note, 5.40%, 6/15/1998                                                NR               2,024,280
                 Total                                                                                             7,843,944
               PENNSYLVANIA -- 10.2%
     1,000,000 Allegheny County, PA Higher Education, Revenue
               Bonds, 7.625% (La Roche College), 12/1/1996 (@100)                                 NR               1,002,470
       450,000 Allegheny County, PA Residential Finance Agency,
               Revenue Refunding Bonds (Series W), 4.875% (GNMA
               COL), 11/1/2014 (@102)                                                             NR                 440,613

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*              VALUE
 LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
               PENNSYLVANIA -- CONTINUED
 $   1,500,000 Dover Township, PA Sewer Authority, (Series 1995)
               Guaranteed BANS, 4.25% (Original Issue Yield: 4.50%),
               12/15/1997                                                                         NR            $  1,499,925
       130,000 Jeannette Health Services Authority, PA, Hospital
               Revenue Bonds (Series A of 1996), 4.50% (Jeannette
               District Memorial Hospital)/(Original Issue
               Yield: 4.55%), 11/1/1998                                                          BBB+                129,459
       180,000 Jeannette Health Services Authority, PA, Hospital
               Revenue Bonds (Series A of 1996), 4.65% (Jeannette
               District Memorial Hospital)/(Original Issue
               Yield: 4.75%), 11/1/1999                                                          BBB+                178,686
       195,000 Jeannette Health Services Authority, PA, Hospital
               Revenue Bonds (Series A of 1996), 4.85% (Jeannette
               District Memorial Hospital)/(Original Issue
               Yield: 4.95%), 11/1/2000                                                          BBB+                193,551
       155,000 Jeannette Health Services Authority, PA, Hospital
               Revenue Bonds (Series A of 1996), 5.05% (Jeannette
               District Memorial Hospital)/(Original Issue
               Yield: 5.15%), 11/1/2001                                                          BBB+                154,261
       220,000 Jeannette Health Services Authority, PA, Hospital
               Revenue Bonds (Series A of 1996), 5.15% (Jeannette
               District Memorial Hospital)/(Original Issue
               Yield: 5.30%), 11/1/2002                                                          BBB+                218,904
     1,765,000 Lehigh County, PA General Purpose Authority, Hospital
               Refunding Revenue Bonds (Series 1996A), 4.80%
               (Muhlenberg Hospital Center), 7/15/2000                                            A                1,775,996
       860,000 Lehigh County, PA General Purpose Authority, Hospital
               Revenue Bonds (Series 1996B), 4.80% (Muhlenberg
               Hospital Center), 7/15/2000                                                        A                  865,358
     1,045,000 Monroeville, PA Hospital Authority, Hospital Refunding
               Revenue Bonds (Series 1995), 4.50% (Forbes Health
               System, PA)/(Original Issue Yield: 4.70%), 10/1/1997                              BBB+              1,048,031

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*              VALUE
 LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
               PENNSYLVANIA -- CONTINUED
 $   1,000,000 Monroeville, PA Hospital Authority, Hospital Refunding
               Revenue Bonds (Series 1995), 4.875% (Forbes Health
               System, PA)/(Original Issue Yield: 4.90%), 10/1/1998                              BBB+           $  1,004,210
       125,000 Philadelphia, PA Hospitals & Higher Education Facilities
               Authority, Hospital Revenue Bonds (Series B), 6.60%
               (Children's Seashore House, PA)/(Original Issue
               Yield: 6.80%), 8/15/1998                                                           A-                 129,725
       485,000 Scranton-Lackawanna, PA Health & Welfare Authority,
               Revenue Bonds (Series 1994-A), 5.75% (Allied Services
               Rehabilitation Hospitals, PA), 7/15/1997                                           NR                 486,974
     1,080,000 Scranton-Lackawanna, PA Health & Welfare Authority,
               Revenue Bonds (Series A), 6.35% (Allied Services
               Rehabilitation Hospitals, PA), 7/15/1999                                           NR               1,100,164
                 Total                                                                                            10,228,327
               PUERTO RICO -- 5.7%
     1,600,000 Puerto Rico Electric Power Authority, Power Revenue
               (Series T), 5.00%, 7/1/1997                                                        A-               1,612,512
     1,985,000 Puerto Rico Highway and Transportation Authority,
               Highway Revenue Bonds, Series Y, 5.00%, 7/1/1998                                   A                2,013,663
     2,000,000 Puerto Rico Municipal Finance Agency, Revenue Bonds
               (Series A), 5.00% (Original Issue Yield: 5.10%), 7/1/1998                          A-               2,027,660
                 Total                                                                                             5,653,835
               RHODE ISLAND -- 4.2%
     3,885,000 Rhode Island State Student Loan Authority, Student
               Loan Revenue Refunding Bond, Series B, 6.75%
               (Original Issue Yield: 6.80%), 12/1/2001                                           NR               4,198,830

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*               VALUE
 LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
               SOUTH DAKOTA -- 3.6%
 $     105,000 South Dakota State Health & Educational Authority,
               Revenue Bonds, 5.40% (Huron Regional Medical
               Center, SD), 4/1/1997                                                             BBB-             $  105,043
       215,000 South Dakota State Health & Educational Authority,
               Revenue Bonds, 5.50% (Huron Regional Medical
               Center, SD)/(Original Issue Yield: 5.75%), 4/1/1998                               BBB-                215,389
       225,000 South Dakota State Health & Educational Authority,
               Revenue Bonds, 6.00% (Huron Regional Medical
               Center, SD), 4/1/1999                                                             BBB-                227,506
     3,000,000 South Dakota Student Loan Finance Corp., (Series A)
               Student Loan Revenue Bonds, 5.85%, 8/1/2000                                        A+               3,111,810
                 Total                                                                                             3,659,748
               TENNESSEE -- 1.5%
     1,500,000 Springfield, TN Health & Educational Facilities Board,
               Hospital Revenue Bonds, 7.50% (Jesse Holman Jones
               Hospital Corp, TN), 4/1/2000                                                       NR               1,542,734
               TEXAS -- 3.8%
     1,800,000 Brazos River Authority, TX, Revenue Refunding Bonds
               (Series B), 8.25% (Houston Light & Power Co.)/
               (Original Issue Yield: 8.343%), 5/1/2015                                           A                1,916,136
       800,000 Greenville, TX Industrial Development Corp., Airport
               Revenue Refunding Bonds, Series 1996, 4.75%
               (Raytheon/E-Systems, Inc.), 8/1/1998                                               NR                 803,007
     1,000,000 Greenville, TX Industrial Development Corp., Airport
               Revenue Refunding Bonds, Series 1996, 5.15%
               (Raytheon/E-Systems, Inc.), 8/1/2000                                               NR               1,005,570
                 Total                                                                                             3,724,713
               UTAH -- 1.0%
     1,000,000 Davis County, Utah Solid Waste Management & Energy
               Recovery Special Service Dist., Refunding Revenue
               Bonds, 5.30% (Original Issue Yield: 5.40%), 6/15/1999                             BBB+              1,005,850

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*               VALUE
 LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
               VIRGINIA -- 6.9%
 $   2,000,000 Frederick County, VA IDA, (Series 1995) Lease Revenue
               Notes, 4.75%, 12/1/1997                                                            NR            $  2,004,180
     2,150,000 King George County IDA, VA, Lease Revenue Notes
               (Series 1995A), 4.875% (King George County Elementary
               School )/(Original Issue Yield: 5.05%), 8/1/1998                                   NR               2,151,269
       200,000 Prince William County, VA IDA, Hospital Revenue
               Bonds, 5.90% (Potomac Hospital Corp., VA), 10/1/1997                               NR                 203,358
       255,000 Prince William County, VA IDA, Hospital Revenue
               Bonds, 6.00% (Potomac Hospital Corp., VA), 10/1/1998                               NR                 262,433
       255,000 Prince William County, VA IDA, Hospital Revenue
               Bonds, 6.10% (Potomac Hospital Corp., VA), 10/1/1999                               NR                 265,602
     2,000,000 Virginia State Housing Development Authority,
               Commonwealth Mortgage Revenue Bonds (Series G-2),
               5.40%, 1/1/1998                                                                   AA+               2,028,400
                 Total                                                                                             6,915,242
               WISCONSIN -- 1.0%
     1,000,000 Wisconsin State, UT GO Bonds (Series B), 4.70%,
               11/1/1999                                                                          AA               1,012,210
                 TOTAL LONG-TERM MUNICIPAL SECURITIES
                 (IDENTIFIED COST $92,849,977)                                                                    92,707,693
 SHORT-TERM MUNICIPAL SECURITIES -- 9.4%
               ILLINOIS -- 2.6%
     2,550,000 Rockford, IL, EDRB, 4.45% TOBs (Independence Village
               of Rockford)/(Banque Paribas, Paris LOC), Optional
               Tender 12/1/1996                                                                   A                2,550,000
               KENTUCKY -- 1.8%
     1,800,000 Kentucky Pollution Abatement & Water Resource
               Finance Authority Daily VRDNs (Toyota Motor Credit
               Corp.)                                                                           VMIG1              1,800,000

    PRINCIPAL                                                                                  CREDIT
     AMOUNT                                                                                    RATING*               VALUE
 SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED
               MINNESOTA -- 5.0%
 $   5,000,000 Bass Brook, MN, PCR, 4.70% TOBs (Minnesota Power
               and Light Co.), Optional Tender 6/2/1997                                          P-2            $  5,000,000
                 TOTAL SHORT-TERM MUNICIPAL SECURITIES
                 (AT AMORTIZED COST)                                                                               9,350,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $102,199,977)(A)                                            $102,057,693

(a) The cost of investments for federal tax purposes amounts to $102,199,977. The net unrealized depreciation of investments on a federal tax basis amounts to $142,284 which is comprised of $801,597 appreciation and $943,881 depreciation at November 30, 1996.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets
      ($99,870,388) at November 30, 1996.

The following acronyms are used throughout this portfolio:

BANs -- Bond Anticipation Notes
COL -- Collateralized
EDRB -- Economic Development Revenue Bonds
GNMA -- Government National Mortgage Association
GO -- General Obligation
GTD -- Guaranty
IDA -- Industrial Development Authority
IFA -- Industrial Finance Authority
INS -- Insured
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance
PCR -- Pollution Control Revenue
TOBs -- Tender Option Bonds
UT -- Unlimited Tax
VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified and tax cost $102,199,977)                 $  102,057,693
 Cash                                                                                                  1,625,913
 Income receivable                                                                                     1,903,242
 Receivable for shares sold                                                                               34,495
 Deferred expenses                                                                                        29,496
    Total assets                                                                                     105,650,839
 LIABILITIES:
 Payable for investments purchased                                                    $ 5,515,726
 Payable for shares redeemed                                                               99,882
 Income distribution payable                                                               92,956
 Accrued expenses                                                                          71,887
    Total liabilities                                                                                  5,780,451
 Net Assets for 10,227,402 shares outstanding                                                     $   99,870,388
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                  $  102,467,028
 Net unrealized depreciation of investments                                                            (142,284)
 Accumulated net realized loss on investments                                                        (2,401,023)
 Distributions in excess of net investment income                                                       (53,333)
    Total Net Assets                                                                              $   99,870,388
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($73,570,328 / 7,534,098 shares outstanding)                                    $9.76
 Offering Price Per Share (100/99.00 of $9.76)*                                                            $9.86
 Redemption Proceeds Per Share**                                                                           $9.76
 CLASS F SHARES:
 Net Asset Value Per Share ($26,300,060 / 2,693,304 shares outstanding)                                    $9.76
 Offering Price Per Share (100/99.00 of $9.76)*                                                            $9.86
 Redemption Proceeds Per Share (99.00/100 of $9.76)**                                                      $9.66

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996

 INVESTMENT INCOME:
 Interest                                                                                           $    4,726,174
 EXPENSES:
 Investment advisory fee                                                            $     381,182
 Administrative personnel and services fee                                                155,001
 Custodian fees                                                                            27,885
 Transfer and dividend disbursing agent fees and expenses                                  55,364
 Directors'/Trustees' fees                                                                  4,750
 Auditing fees                                                                             14,561
 Legal fees                                                                                 3,049
 Portfolio accounting fees                                                                 62,624
 Distribution services fee -- Class A Shares                                              166,935
 Distribution services fee -- Class F Shares                                               42,573
 Shareholder services fee -- Class A Shares                                               166,935
 Shareholder services fee -- Class F Shares                                                71,295
 Share registration costs                                                                  50,819
 Printing and postage                                                                      31,782
 Insurance premiums                                                                         2,633
 Taxes                                                                                      7,785
 Miscellaneous                                                                             16,558
     Total expenses                                                                     1,261,731
 Waivers and reimbursements --
     Waiver of investment advisory fee                                $   (381,182)
     Waiver of distribution services fee -- Class F Shares                 (42,573)
     Reimbursement of other operating expenses                            (136,099)
          Total waivers and reimbursements                                              (559,854)
                  Net expenses                                                                           701,877
                    Net investment income                                                              4,024,297
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                         25,072
 Net change in unrealized (depreciation) of investments                                                (809,590)
     Net realized and unrealized loss on investments                                                   (784,518)
          Change in net assets resulting from operations                                          $    3,239,779

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED NOVEMBER 30,
                                                                                  1996                  1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                      $  4,024,297           $  2,427,308
 Net realized gain (loss) on investments ($25,072 net gain and $439,009
 net loss, respectively, as computed for federal tax purposes)                    25,072               (439,009)
 Net change in unrealized appreciation (depreciation)                          (809,590)              2,221,502
  Change in net assets resulting from operations                               3,239,779              4,209,801
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                                             (2,771,053)             (1,622,749)
  Class F Shares                                                             (1,253,244)               (804,559)
 Distributions in excess of net investment income
  Class A Shares                                                                (37,377)                     --
  Class F Shares                                                                (15,956)                     --
  Change in net assets resulting from distributions to shareholders          (4,077,630)             (2,427,308)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                 55,986,867             75,579,715
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                        2,751,888              1,474,064
 Cost of shares redeemed                                                    (49,651,826)            (32,662,928)
  Change in net assets resulting from share transactions                       9,086,929             44,390,851
  Change in net assets                                                         8,249,078             46,173,344
 NET ASSETS:
 Beginning of period                                                          91,621,310             45,447,966
 End of period                                                           $    99,870,388          $  91,621,310

(See Notes which are an integral part of the Financial Statements)
FEDERATED LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                YEAR ENDED NOVEMBER 30,
                                                                     1996      1995         1994        1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $ 9.85     $ 9.49       $10.02        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.40       0.46         0.43          0.10
  Net realized and unrealized gain (loss) on investments            (0.08)      0.36        (0.53)         0.02
  Total from investment operations                                   0.32       0.82        (0.10)         0.12
 LESS DISTRIBUTIONS
  Distributions from net investment income                          (0.40)     (0.46)       (0.43)        (0.10)
  Distributions in excess of net investment income(b)               (0.01)       --           --            --
  Total distributions                                               (0.41)     (0.46)       (0.43)        (0.10)
 NET ASSET VALUE, END OF PERIOD                                    $ 9.76     $ 9.85       $ 9.49        $10.02
 TOTAL RETURN(C)                                                     3.34%      8.67%       (0.95%)        1.20%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                           0.81%      0.68%        0.63%         0.50%*
  Net investment income                                              4.14%      4.72%        4.33%         4.30%*
  Expense waiver/reimbursement(d)                                    0.54%      1.03%        0.94%         1.71%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                         $73,570    $65,179      $32,644       $13,694
  Portfolio turnover                                                   49%        47%         135%            0%


* Computed on an annualized basis.

(a) Reflects operations for the period from September 1, 1993 (date of initial public investment) to November 30, 1993.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
FINANCIAL HIGHLIGHTS -- CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 YEAR ENDED NOVEMBER 30,
                                                                      1996       1995       1994        1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $ 9.85      $ 9.49      $10.02       $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                0.43        0.47        0.45         0.11
  Net realized and unrealized gain (loss) on investments              (0.08)       0.36       (0.53)        0.02
  Total from investment operations                                     0.35        0.83       (0.08)        0.13
 LESS DISTRIBUTIONS
  Distributions from net investment income                            (0.43)      (0.47)      (0.45)       (0.11)
  Distributions in excess of net investment income(b)                 (0.01)        --          --           --
  Total distributions                                                 (0.44)      (0.47)      (0.45)       (0.11)
 NET ASSET VALUE, END OF PERIOD                                      $ 9.76      $ 9.85      $ 9.49       $10.02
 TOTAL RETURN(C)                                                       3.60%       8.86%      (0.75%)       1.26%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                             0.56%       0.49%       0.44%        0.25%*
  Net investment income                                                4.40%       4.91%       4.57%        4.79%*
  Expense waiver/reimbursement(d)                                      0.69%       1.11%       0.94%        1.86%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                           $26,300     $26,442     $12,804       $3,307
  Portfolio turnover                                                     49%         47%        135%           0%

* Computed on an annualized basis.

(a) Reflects operations for the period from September 1, 1993 (date of initial public offering) to November 30, 1993.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LIMITED TERM MUNICIPAL FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996

1. ORGANIZATION

Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Limited Term Municipal Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares:
Class F Shares and Class A Shares. The investment objective of the Fund is to provide a high level of current income which is exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) consistent with the preservation of principal.

Effective January 31, 1996, the Board of Directors (the "Directors") approved a change in the name of the Fund from Limited Term Municipal Fund to Federated Limited Term Municipal Fund. Effective January 31, 1996, the Directors also approved a change in the name of Fortress Shares to Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At November 30, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $2,401,023, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR       EXPIRATION AMOUNT

      2002               $ 1,962,014
      2003                 $ 439,009

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($ 0.001 per share) authorized were as follows:

                                                                      NUMBER OF PAR VALUE
 CLASS NAME                                                          CAPITAL STOCK AUTHORIZED
 Class A                                                                  1,000,000,000
 Class F                                                                  1,000,000,000
        Total shares authorized                                           2,000,000,000

 Transactions in capital stock were as follows:
                                                                     YEAR ENDED NOVEMBER 30,
                                                           1996                               1995
 CLASS A SHARES                                      SHARES             AMOUNT          SHARES         AMOUNT
 Shares sold                                       4,903,674        $ 48,006,252      5,713,041    $  55,927,556
 Shares issued to shareholders in payment of
 distributions declared                              200,244           1,957,251        111,389        1,084,149
 Shares redeemed                                  (4,185,345)        (41,018,299)    (2,647,044)     (25,684,893)
  Net change resulting from Class A Share
  transactions                                       918,573        $  8,945,204      3,177,386    $  31,326,812

                                                                     YEAR ENDED NOVEMBER 30,
                                                           1996                               1995
 CLASS F SHARES                                      SHARES             AMOUNT          SHARES         AMOUNT
 Shares sold                                         812,884          $ 7,980,615     2,014,269      $ 19,652,159
 Shares issued to shareholders in payment of
 distributions declared                               81,282              794,637        40,074           389,915
 Shares redeemed                                    (884,487)          (8,633,527)     (719,239)       (6,978,035)
  Net change resulting from Class F Share
  transactions                                         9,679              141,725     1,335,104      $ 13,064,039
   Net change resulting from share
   transactions                                      928,252          $ 9,086,929     4,512,490      $ 44,390,851


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate Federated Securities Corp.

                            PERCENTAGE OF AVERAGE DAILY
SHARE CLASS NAME                NET ASSETS OF CLASS
Class A Shares                         0.25%
Class F Shares                         0.15%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, the Fund will pay Federated Shareholder Services up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to Federated Shareholder Services is used to finance certain services for shareholders and to maintain shareholder accounts. Federated Shareholder Services may voluntarily choose to waive any portion of its fee. Federated Shareholder Services can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- Federated Services Company maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational and/or start-up administrative service expenses of $99,798 were borne initially by Federated Advisers. The Fund has agreed to reimburse Federated Advisers for the organizational and/or start-up administrative expenses during the five-year period following effective date. For the period ended November 30, 1996, the Fund paid $21,459 pursuant to this agreement.

INTERFUND TRANSACTIONS -- During the period ended November 30, 1996, the Corporation engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $49,700,000 and $58,692,499, respectively.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

PURCHASES $58,225,580
SALES     $41,257,220

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of FEDERATED LIMITED TERM MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Limited Term Municipal Fund as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Limited Term Municipal Fund as of November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
January 17, 1997

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

S. Elliott Cohan
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 338319502
Cusip 338319403
G00278-02 (1/97)




Federated Strategic Income Fund

2ND ANNUAL REPORT
NOVEMBER 30, 1996
ESTABLISHED 1994
INCOME

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated Strategic Income Fund was established in 1994, and I am pleased to present the second Annual Report for the fund, which covers the period from December 1, 1995, through November 30, 1996.

This report begins with an interview with the fund's primary portfolio manager, Joseph M. Balestrino, Vice President, Federated Advisers. Following his interview are three additional items of shareholder interest: a series of graphs showing investment performance, a complete listing of the fund's holdings, and its financial statements.

Federated Strategic Income Fund produced a generous monthly income through a widely diversified portfolio of bonds. The fund's managers shift the composition of the portfolio in three bond sectors: U.S. government, international, and domestic high-yield corporate bonds. The bond sectors are not correlated, which means the risks and rewards do not occur at the same time. The bonds' price movements act, to some degree, independently, which has rewarded shareholders with a very good total return.

Despite considerable bond market volatility during the year, your fund's ability to diversify among different bond market sectors resulted in strong, double-digit total return performance, as shown below by share class.*

                         NET ASSET                 CAPITAL    TOTAL
                      VALUE INCREASE      INCOME    GAINS    RETURN
Class A Shares    $10.14 to $10.47 = 3%    $0.92    $0.08    13.89%
Class B Shares    $10.14 to $10.47 = 3%    $0.84    $0.08    13.03%
Class C Shares    $10.14 to $10.47 = 3%    $0.84    $0.08    13.05%
Class F Shares    $10.14 to $10.47 = 3%    $0.91    $0.08    13.83%


This generous income and total return performance has attracted over $176 million in net assets.

* Performance quoted is based on net asset value and represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 8.74%, 7.02%, 11.98%, and 11.65%, respectively.

Thank you for joining other shareholders who have entrusted a portion of their wealth in Federated Strategic Income Fund. Remember, reinvesting your monthly dividends is a convenient way to build your account and help your money grow through the benefit of compounding.

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1997

Investment Review

[Graphic]

Joseph M. Balestrino
Vice President
Federated Advisers

[Graphic]

JOE, PLEASE COMMENT ON WHAT HAS BEEN A VOLATILE BOND MARKET ENVIRONMENT DURING MUCH OF THE 12-MONTH REPORTING PERIOD.

The bond markets -- U.S. government, U.S. high-yield bond and international bonds -- exhibited tremendous volatility that, in retrospect, displayed three distinct interest rate environments. The fiscal year both started and ended in a very positive fashion with interest rates falling under the expectation of a slower U.S. economy. The middle months of the period (February-June 1996) were characterized by sharply higher U.S. interest rates in response to much stronger than anticipated economic data releases, although there was no action by the Federal Reserve Board to raise rates. As the period drew to a close, the economy was once again sending mixed signals, but with a bias toward reduced economic activity. In particular, both U.S. consumer debt creation and incremental consumer spending, which historically have been closely correlated, declined in October 1996, and U.S. interest rates fell significantly.

Outside the U.S., rates declined as many countries suffered with high unemployment and a desire to reduce inflationary fears.

[Graphic]

IN THIS ENVIRONMENT, HOW DID FEDERATED STRATEGIC INCOME FUND PERFORM FOR SHAREHOLDERS?

Despite considerable bond market volatility, the fund produced very strong total returns. Class A, B, C, and F Shares posted total returns of 13.89%, 13.03%, 13.05%, and 13.83% respectively, based on net asset value. * The fund's returns outpaced the Lipper Multi-Sector Income Funds Average, which returned 13.69% for the same period.* *

* Performance quoted is based on net asset value and represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 8.74%, 7.02%, 11.98%, and 11.65%, respectively.

** Lipper returns do not take sales charges into account.

[Graphic]

WHAT STRATEGIES ACCOUNTED FOR THE FUND'S PERFORMANCE?

(Shareholders' Note: This fund is co-managed by a team of portfolio managers along with Joseph Balestrino who are all experts in their key bond market sectors: U.S. government -- Kathy Foody-Malus, Vice President, Federated Advisers; high-yield corporate bonds -- Mark E. Durbiano, Senior Vice President, Federated Advisers; and international bonds -- Robert Kowit, Vice President, Federated Global Research. Their outlooks follow.)

HIGH-YIELD BONDS delivered excellent performance compared to high-quality bonds. The strong relative performance for high-yield securities was driven by two factors. First, the U.S. economy generally continued to exceed expectations. While there are some indications that future growth will decline from a very strong environment earlier in 1996, the overall economic outlook continues to be positive. This strong economic outlook may reduce investors' fears of credit deterioration. Second, the high-yield market benefited from strong demand for high-yield securities. Simply stated, there were more buyers than sellers. These factors caused the yield spread between high-yield bonds and U.S. Treasury securities to narrow during the period, producing superior relative performance for high-yield bonds.

Due to attractive yield spreads over other high-quality sectors, the U.S. MORTGAGE SECTOR continued to provide attractive relative returns versus other high-quality, fixed-income market sectors. Near term performance prospects continued to appear favorable as the fourth quarter progressed. The technicals should continue to look fair for the mortgage market due to a combination of low prepayment volatility and an anticipated decline in supply as a result of housing affordability and fall/winter seasonal effects.

On the INTERNATIONAL front, all of the bond markets continued to be driven by relatively low inflation, high unemployment, and historically steep yield curves. Absolute returns over 1996 have been very favorable, and with the fund weighted slightly higher in the international sector, overall performance was enhanced.+

+ Foreign investing involves special risks, including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

[Graphic]

THE FUND INVESTS IN THREE DISTINCT SECTORS: U.S. DOMESTIC HIGH-QUALITY BONDS, U.S. HIGH-YIELD CORPORATES, AND INTERNATIONAL. THE INTERNATIONAL PORTION OF THE FUND INCLUDES BOTH EMERGING MARKET AND DEVELOPED COUNTRY DEBT. HOW WERE THE FUND'S ASSETS ALLOCATED AMONG THESE THREE BOND SECTORS AS OF NOVEMBER 30, 1996?

The fund's allocations were: international bonds 34%; U.S. government bonds 33%; U.S. high-yield corporate bonds 33%. Sector allocation is slightly overweighted in the international segment, neutral in the high-yield bond segment, and slightly underweighted in the government domestic high-quality area.

[Graphic]

WHAT IS YOUR BRIEF OUTLOOK FOR THE U.S. AND INTERNATIONAL BOND MARKETS?

While the U.S. economy has continued to display pockets of both strength and weakness, one must recognize that the current economic expansion is now over 5 years in length, when expansions typically last 3 years. Given that inflation remains relatively low and corporate earnings are exhibiting a slower growth pattern, we maintain a positive outlook for the year ahead. As a result, the fund's shareholders can likely expect to see more of the same from a portfolio strategy perspective, with a desire to produce above-average income, and capital appreciation potential should interest rates fall.

Our international bond market outlook for 1997 continues to be favorable. Most of the countries still have very high unemployment and low inflation. Short-term interest rates are at or close to their all-time lows but real yields on bonds remain quite attractive. Concern over the upcoming European Monetary Union deliberations in advance of the move to a single European currency in 1999 have kept many local investors in shorter dated maturities. Yield curves are, therefore, much steeper in Europe than they are in the U.S. As investors move further out the local yield curves, we expect 25-50 basis points of additional performance from most of the European markets. Japan seems to be on the road to economic recovery.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED STRATEGIC INCOME FUND

IF YOU HAD MADE AN INITIAL INVESTMENT OF $3,000 IN THE CLASS A SHARES OF FEDERATED STRATEGIC INCOME FUND ON 5/4/94, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $3,772 ON 11/30/96. YOU WOULD HAVE EARNED A 9.30%* AVERAGE ANNUAL TOTAL RETURN FOR THE 2-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 12/31/96, the Class A Shares' average annual one-year and since inception (5/4/94) total returns were 7.46% and 9.17%, respectively. Class B Shares' average annual one-year and since inception (7/27/95) total returns were 5.62% and 9.59%, respectively. Class C Shares' average annual one-year and since inception (5/2/94) total returns were 10.55% and 10.23%, respectively. Class F Shares' average annual one-year and since inception (5/10/94) total returns were 10.28% and 9.98%, respectively.

[Graphic representation A9 omitted. See Appendix.]

* Total returns represent the change in the value of an investment after reinvesting all income and capital gains, and take into account the 4.5% sales charge for Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED STRATEGIC INCOME FUND
ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 2 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $3,447.

With this approach, the key is consistency.
If you had started investing $1,000 annually in the Class A Shares of Federated Strategic Income Fund on 5/4/94, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $3,000, but your account would have reached a total value of $3,447* by 11/30/96. You would have earned an average annual total return of 9.33%.

A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities invested in the United States and around the world. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

[Graphic representation A10 omitted. See Appendix.]

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED STRATEGIC INCOME FUND
PORTFOLIO UPDATE

[Graphic representation A11 omitted. See Appendix.]

FEDERATED STRATEGIC INCOME FUND (CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Strategic Income Fund (Class A Shares) (the "Fund") from May 4, 1994 (start of performance) to November 30, 1996, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Lipper Multi-Sector Income Funds Average (LMSIFA).++

[Graphic representation A12 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED,
THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The LBG/CBI has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LMSIFA has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED STRATEGIC INCOME FUND (CLASS B SHARES)
GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Strategic Income Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1996, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Lipper Multi-Sector Income Funds Average (LMSIFA).++

[Graphic representation A13 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.50% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. This index is unmanaged. The LBG/CBI has been adjusted to reflect reinvestment of dividends on securities in the index.

++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LMSIFA has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED STRATEGIC INCOME FUND (CLASS C SHARES)
GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND
(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Strategic Income Fund (Class C Shares) (the "Fund") from May 2, 1994 (start of performance) to November 30, 1996, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Multi-
Sector Income Funds Average (LMSIFA).++

[Graphic representation A14 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. This index is unmanaged. The LBG/CBI has been adjusted to reflect reinvestment of dividends on securities in the index.

++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LMSIFA has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED STRATEGIC INCOME FUND (CLASS F SHARES)
GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND
(CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Strategic Income Fund (Class F Shares) (the "Fund") from May 10, 1994 (start of performance) to November 30, 1996, compared to the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)+ and the Lipper Multi-Sector Income Funds Average (LMSIFA).++

[Graphic representation A15 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBG/CBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. This index is unmanaged. The LBG/CBI has been adjusted to reflect reinvestment of dividends on securities in the index.

++ The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LMSIFA has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- 39.6%
                     AUTOMOTIVE -- 1.0%
 $          300,000  Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                           $         334,500
             50,000 (a)Blue Bird Body Co., Sr. Sub. Note, 10.75%, 11/15/2006                                          51,875
            500,000  Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006                                 536,250
            400,000  Exide Corp., Sr. Note, 10.00%, 4/15/2005                                                        419,000
             50,000  JPS Automotive Products Corp., Sr. Note, 11.125%, 6/15/2001                                      52,250
             75,000  Lear Corp., Sub. Note, 9.50%, 7/15/2006                                                          80,719
            100,000  Lear Seating Corp., Sr. Sub. Note, 11.25%, 7/15/2000                                            103,250
            250,000  Lear Seating Corp., Sub. Note, 8.25%, 2/1/2002                                                  253,125
                      Total                                                                                        1,830,969
                     BANKING -- 0.5%
            600,000 (a)First Nationwide Escrow Corp., Sr. Sub. Note, 10.625%, 10/1/2003                              642,000
             50,000  First Nationwide Holdings, Inc., Sr. Note, 12.25%, 5/15/2001                                     56,375
            250,000  First Nationwide Holdings, Inc., Sr. Sub. Note, 9.125%, 1/15/2003                               253,750
                      Total                                                                                          952,125
                     BEVERAGE & TOBACCO -- 0.3%
            250,000  Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                                                         264,375
            300,000  Dr Pepper Bottling Holdings Co., Sr. Disc. Note, 0/11.625%,
                     2/15/2003                                                                                       279,000
                      Total                                                                                          543,375
                     BROADCAST RADIO & TV -- 2.6%
             38,000  Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                                    42,370
            525,000  Chancellor Broadcasting Co., Sr. Sub. Note, 9.375%, 10/1/2004                                   525,656
            500,000  Granite Broadcasting Corp., Sr. Sub. Note, 9.375%, 12/1/2005                                    478,750
            300,000  Heritage Media Corp., Sr. Sub. Note, 8.75%, 2/15/2006                                           291,000
            300,000  Lamar Advertising Co., Sr. Sub. Note, 9.625%, 12/1/2006                                         306,750
            100,000  Park Communications, Inc., Sr. Note, 13.75%, 5/15/2004                                          112,500


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     BROADCAST RADIO & TV -- CONTINUED
 $          100,000  Pegasus Media, Note, 12.50%, 7/1/2005                                                 $         108,500
            350,000  SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                                         377,125
            500,000  SFX Broadcasting, Inc., Sr. Sub. Note, 10.75%, 5/15/2006                                        526,250
            900,000  Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                      906,750
            500,000  Sullivan Broadcast Holdings, Inc., Sr. Sub. Note, 10.25%, 12/15/2005                            501,250
            200,000  Young Broadcasting, Inc., Sr. Sub. Note, 10.125%, 2/15/2005                                     202,000
             50,000  Young Broadcasting, Inc., Sr. Sub. Note, 9.00%, 1/15/2006                                        47,375
                      Total                                                                                        4,426,276
                     BUSINESS EQUIPMENT & SERVICES -- 0.8%
            450,000  Knoll, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                  492,750
            300,000  Monarch Acquisition Corp., Sr. Note, 12.50%, 7/1/2003                                           334,500
            200,000 (a)Outsourcing Solutions, Inc., Sr. Sub. Note, 11.00%, 11/1/2006                                 209,000
            400,000  United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005                                   443,500
                      Total                                                                                        1,479,750
                     CABLE TELEVISION -- 3.9%
            200,000 (a)Australis Holdings Pty Limited, Unit, 0/15.00%, 11/1/2002                                     113,500
            275,000  Australis Media Limited, Unit, 0/14.00%, 5/15/2003                                              162,470
            100,000  Bell Cablemedia PLC, Sr. Disc. Note, 0/11.875%, 9/15/2005                                        79,250
            400,000  Bell Cablemedia PLC, Sr. Disc. Note, 0/11.95%, 7/15/2004                                        346,000
            200,000  CAI Wireless Systems, Inc., Sr. Note, 12.25%, 9/15/2002                                         165,000
            100,000  CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005                              116,500
            200,000 (a)CS Wireless Systems, Inc., Unit, 0/11.375%, 3/1/2006                                           77,000
            400,000  Cablevision Systems Corp., Sr. Sub. Deb., 9.875%, 2/15/2013                                     389,500
            450,000  Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005                                      438,750
            100,000  Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                     101,250
            500,000  Charter Communications Southeast, L.P., Sr. Note, 11.25%, 3/15/2006                             517,500


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     CABLE TELEVISION -- CONTINUED
 $          300,000  Comcast UK Cable, Deb., 0/11.20%, 11/15/2007                                          $         209,250
            225,000  Diamond Cable Co., Sr. Disc. Note, 0/11.75%, 12/15/2005                                         157,500
            525,000  EchoStar Satellite Broadcasting Corp., Sr. Disc. Note, 0/13.125%,
                     3/15/2004                                                                                       401,625
            100,000  Cabletel, Inc., Sr. Disc. Note, 0/12.75%, 4/15/2005                                              72,000
          1,150,000  Cabletel, Inc., Sr. Note, 0/11.50%, 2/1/2006                                                    743,188
            550,000  Le Groupe Videotron Ltee, Sr. Note, 10.625%, 2/15/2005                                          606,375
            300,000  Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006                                  315,750
            250,000  Peoples Choice TV Corp., Unit, 0/13.125%, 6/1/2004                                               98,750
            250,000  Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
                     12/1/2007                                                                                       265,000
            150,000  Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
                     3/15/2005                                                                                       161,250
          1,475,000  TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                             1,010,375
            350,000  UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                      187,250
             50,000  Wireless One, Inc., Sr. Note, 13.00%, 10/15/2003                                                 48,188
            250,000  Wireless One, Inc., Unit, 0/13.50%, 8/1/2006                                                    119,375
                      Total                                                                                        6,902,596
                     CHEMICALS & PLASTICS -- 2.8%
            250,000  Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005                                    276,875
            500,000 (a)Astor Corp., Sr. Sub. Note, 10.50%, 10/15/2006                                                510,000
            250,000  Buckeye Cellulose Corp., Sr. Sub. Note, 8.50%, 12/15/2005                                       245,625
            250,000  Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%, 9/15/2008                                        254,375
            300,000  Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005                                        338,250
            350,000  Foamex L.P., Sr. Sub. Deb., 11.875%, 10/1/2004                                                  378,000
            700,000  Harris Chemical North America, Inc., Sr. Note, 9.625, 7/15/2001                                 722,750
            500,000 (a)ISP Holding, Inc., Sr. Note, 9.00%, 10/15/2003                                                510,000


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     CHEMICALS & PLASTICS -- CONTINUED
 $           42,000 (a)ISP Holding, Inc., Sr. Note, 9.75%, 2/15/2002                                       $          44,100
            500,000  Polymer Group, Inc., Sr. Note, 12.25%, 7/15/2002                                                542,500
            500,000  RBX Corp., Sr. Sub. Note, Series B, 11.25%, 10/15/2005                                          432,500
            400,000  Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%,
                     8/15/2008                                                                                       227,000
             75,000  Sterling Chemicals, Inc., Sr. Sub. Note, 11.75%, 8/15/2006                                       77,813
            100,000  Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003                                     100,000
            300,000  Viridian, Inc., Note, 9.75%, 4/1/2003                                                           328,458
                      Total                                                                                        4,988,246
                     CLOTHING & TEXTILES -- 0.8%
            200,000 (a)Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                                            206,000
          1,050,000  WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                    1,084,125
            125,000 (a)William Carter Co., Sr. Sub. Note, 10.375%, 12/1/2006                                         127,500
                      Total                                                                                        1,417,625
                     CONGLOMERATES -- 0.6%
          1,000,000  RJR Nabisco, Inc., Note, 8.75%, 7/15/2007                                                     1,015,950
                     CONSUMER PRODUCTS -- 1.1%
            400,000  American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                                           430,000
             50,000  Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                              53,750
             50,000  Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%, 8/1/2002                                  55,250
            350,000 (a)ICON Fitness Corp., Sr. Disc. Note, 0/14.00%, 11/15/2006                                      182,875
            100,000  ICON Health & Fitness, Inc., Sr. Sub. Note, 13.00%, 7/15/2002                                   113,500
            750,000  Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                 746,250
            400,000  Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                   418,000
                      Total                                                                                        1,999,625
                     CONTAINER & GLASS PRODUCTS -- 1.0%
            325,000  Owens-Illinois, Inc., Sr. Amort. Deb., 11.00%, 12/1/2003                                        360,750


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     CONTAINER & GLASS PRODUCTS -- CONTINUED
 $          200,000  Owens-Illinois, Inc., Sr. Sub. Note, 10.50%, 6/15/2002                                $         212,750
            350,000  Owens-Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                           365,750
            350,000  Packaging Resources, Inc., Sr. Note, 11.625%, 5/1/2003                                          369,250
            250,000  Plastic Containers, Inc., Sr. Secd. Note, 10.75%, 4/1/2001                                      263,000
            100,000 (a)U.S. Can Corp., Sr. Sub. Note, 10.125%, 10/15/2006                                            104,875
                      Total                                                                                        1,676,375
                     COSMETICS & TOILETRIES -- 0.3%
             25,000  Revlon Consumer Products Corp., Note, 9.375%, 4/1/2001                                           25,688
            500,000  Revlon Consumer Products Corp., Sr. Sub. Note, 10.50%, 2/15/2003                                526,250
                      Total                                                                                          551,938
                     ECOLOGICAL SERVICES & EQUIPMENT -- 0.2%
            225,000 (a)Allied Waste North America, Inc., Sr. Sub. Note, 10.25%, 12/1/2006                            230,906
            150,000  ICF Kaiser, Inc., Sr. Sub. Note, 13.00%, 12/31/2003                                             142,500
             50,000  Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%, 2/15/2003                               20,500
                      Total                                                                                          393,906
                     ELECTRONICS -- 0.8%
            300,000  Advanced Micro Devices, Inc., Sr. Secd. Note, 11.00%, 8/1/2003                                  326,625
          1,000,000  Anixter, Inc., Company Guarantee, 8.00%, 9/15/2003                                            1,042,470
                      Total                                                                                        1,369,095
                     FINANCE -- 0.2%
            300,000  ContiFinancial Corp., Sr. Note, 8.375%, 8/15/2003                                               312,045
            100,000 (a)Dollar Financial Group, Inc., Sr. Note, 10.875%, 11/15/2006                                   102,000
                      Total                                                                                          414,045
                     FINANCIAL INTERMEDIARIES -- 1.2%
          1,000,000  Lehman Brothers Holdings, Inc., 8.50%, 5/1/2007                                               1,104,930
          1,000,000  Morgan Stanley Group, Inc., Deb., 9.25%, 3/1/1998                                             1,041,530
                      Total                                                                                        2,146,460


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     FOOD & DRUG RETAILERS -- 0.9%
 $          450,000  Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                           $         481,500
            600,000  Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                623,250
            425,000  Smith's Food & Drug Centers, Inc., Sr. Sub. Note, 11.25%, 5/15/2007                             467,500
                      Total                                                                                        1,572,250
                     FOOD PRODUCTS -- 0.7%
            100,000  Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                                      103,500
            600,000 (a)International Home Foods, Inc., Sr. Sub. Note, 10.375%, 11/1/2006                             616,500
            125,000  Specialty Foods Corp., Sr. Sub. Note, 11.25%, 8/15/2003                                         106,875
            300,000  Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                           330,000
                      Total                                                                                        1,156,875
                     FOOD SERVICES -- 0.1%
            200,000  Americold Corp., Sr. Sub. Note, 12.875%, 5/1/2008                                               208,500
                     FOREST PRODUCTS -- 1.4%
            200,000  Container Corp. of America, Sr. Note, 11.25%, 5/1/2004                                          215,500
            350,000  Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                        361,375
            225,000  Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
                     4/15/2005                                                                                       219,375
            750,000  Riverwood Corp., Sr. Sub. Note, 10.875%, 4/1/2008                                               682,500
            400,000  S. D. Warren Co., Sr. Sub. Note, 12.00%, 12/15/2004                                             420,000
             75,000  Stone Container Corp., Sr. Note, 11.50%, 10/1/2004                                               79,125
            150,000  Stone Container Corp., Sr. Note, 11.875%, 8/1/2016                                              157,500
            250,000 (a)Uniforet, Inc., Sr. Note, 11.125%, 10/15/2006                                                 238,750
                      Total                                                                                        2,374,125
                     HEALTHCARE -- 1.2%
            500,000 (a)Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                    542,500
            500,000  Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%, 6/15/2005                                  525,000
             50,000 (a)Prime Succession Acquisition Corp., Sr. Sub. Note, 10.75%, 8/15/2004                           54,250


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     HEALTHCARE -- CONTINUED
 $          100,000 (a)Rose Hills Acquisition Corp., Sr. Sub. Note, 9.50%, 11/15/2004                      $         101,250
            825,000  Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                                        915,750
                      Total                                                                                        2,138,750
                     HOTELS, MOTELS, INNS & CASINOS -- 0.2%
            400,000  Courtyard by Marriott II L.P., Sr. Note, 10.75%, 2/1/2008                                       424,000
                     INDUSTRIAL PRODUCTS & EQUIPMENT -- 1.1%
            325,000  Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                364,812
            425,000 (a)Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006                                   437,750
            250,000 (a)Hawk Corp., Sr. Note, 10.25%, 12/1/2003                                                       254,375
            150,000 (a)International Knife & Saw, Inc., Sr. Sub. Note, 11.375%, 11/15/2006                           154,500
            200,000  Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%, 8/15/2005                            191,000
             50,000  Mettler-Toledo, Inc., Sr. Sub. Note, 9.75%, 10/1/2006                                            52,625
            475,000  Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                                           489,250
                      Total                                                                                        1,944,312
                     INSURANCE -- 1.2%
          1,000,000 (a)Equitable Life, Note, 7.70%, 12/1/2015                                                      1,031,800
          1,000,000 (a)Union Central Life Insurance Co., 8.20%, 11/1/2026                                          1,025,000
                      Total                                                                                        2,056,800
                     LEISURE & ENTERTAINMENT -- 1.3%
            700,000  AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                       446,250
            100,000  AMF Group, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                              105,375
            100,000  Affinity Group, Inc., Sr. Sub. Note, 11.50%, 10/15/2003                                         105,125
            200,000  Cobblestone Golf Group, Inc., Sr. Note, 11.50%, 6/1/2003                                        209,500
            100,000  Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                                                109,500
            625,000  Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                                 578,125
            800,000  Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                                                        778,000
                      Total                                                                                        2,331,875


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     MACHINERY & EQUIPMENT -- 0.4%
 $          150,000  Alvey Systems, Inc., Sr. Sub. Note, 11.375%, 1/31/2003                                $         157,500
            133,000  Primeco, Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                                  151,620
            300,000 (a)Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                                317,250
                      Total                                                                                          626,370
                     METALS & MINING -- 0.8%
            750,000  Inco Ltd., Note, 9.60%, 6/15/2022                                                               845,078
            500,000  Royal Oak Mines, Sr. Sub. Note, 11.00%, 8/15/2006                                               511,250
                      Total                                                                                        1,356,328
                     MUNICIPAL SERVICES -- 0.6%
          1,000,000  Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable
                     Revenue Bonds (Series 9), 8.95% (Minneapolis/St. Paul, MN),
                     1/1/2022                                                                                      1,120,790
                     OIL & GAS -- 1.1%
            500,000 (a)Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                                          518,750
            150,000  Clark USA, Inc., Sr. Note, Series B, 10.875%, 12/1/2005                                         156,000
            100,000  Falcon Drilling Co., Inc., Sr. Note, 8.875%, 3/15/2003                                          101,500
             50,000  Falcon Drilling Co., Inc., Sr. Note, 9.75%, 1/15/2001                                            52,500
            150,000  Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 9.50%, 11/1/2006                               157,125
            300,000 (a)HS Resources, Inc., Sr. Sub. Note, 9.25%, 11/15/2006                                          306,750
            250,000  Mesa Operating Company, Sr. Sub. Disc. Note, 0/11.625%, 7/1/2006                                170,625
            200,000  Mesa Operating Company, Sr. Sub. Note, 10.625%, 7/1/2006                                        216,500
            300,000  United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                       327,750
                      Total                                                                                        2,007,500
                     PRINTING & PUBLISHING -- 2.1%
            750,000  Affiliated Newspaper, Sr. Disc. Note, 0/13.25%, 7/1/2006                                        611,250
            250,000  Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                  268,125


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     PRINTING & PUBLISHING -- CONTINUED
 $          300,000  Hollinger Publishing, Inc., Sr. Sub. Note, 9.25%, 2/1/2006                            $         294,000
            350,000  K-III Communications Corp., Company Guarantee, Series B, 8.50%,
                     2/1/2006                                                                                        344,313
          1,000,000  News America Holdings, Inc., 8.15%, 10/17/2036                                                1,027,630
            300,000 (a)Petersen Publishing Co., L.L.C., Sr. Sub. Note, 11.125%, 11/15/2006                           307,875
            750,000  Valassis Communication, Inc., Sr. Note, 9.55%, 12/1/2003                                        800,055
                      Total                                                                                        3,653,248
                     REAL ESTATE -- 0.2%
            300,000  Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                                              332,250
                     RETAILERS -- 0.7%
            250,000  Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                          259,375
          1,000,000  Penney (J.C.) Co., Inc., Deb., 7.65%, 8/15/2016                                               1,045,030
                      Total                                                                                        1,304,405
                     SERVICES -- 0.3%
            100,000  Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                                                    108,500
            200,000 (a)Intertek Finance PLC, Sr. Sub. Note, 10.25%, 11/1/2006                                        206,500
            125,000 (a)Ryder TRS, Inc., Sr. Sub. Note, 10.00%, 12/1/2006                                             127,969
                      Total                                                                                          442,969
                     STEEL -- 0.9%
            225,000  Acme Metals, Inc., Sr. Secd. Disc. Note, 0/13.50%, 8/1/2004                                     226,125
             50,000  Armco, Inc., Sr. Note, 9.375%, 11/1/2000                                                         50,375
             50,000  Bar Technologies, Inc., Company Guarantee, 13.50%, 4/1/2001                                      50,750
             50,000  Bayou Steel Corp., 1st Mtg. Note, 10.25%, 3/1/2001                                               46,750
            400,000  EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                                                  373,680
            150,000  GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                 155,250
            250,000  GS Technologies Operating Co., Inc., Sr. Note, 12.25%, 10/1/2005                                261,250


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
       AMOUNT                                                                                                    DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     STEEL -- CONTINUED
 $          150,000  Republic Engineered Steel, Inc., 1st Mtg. Note, 9.875%, 12/15/2001                    $         137,063
            300,000  Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006                                                 319,125
                      Total                                                                                        1,620,368
                     SURFACE TRANSPORTATION -- 2.0%
            300,000  AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005                                298,500
            500,000  Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                           545,000
            300,000  Great Dane Holdings, Inc., Sr. Sub. Deb., 12.75%, 8/1/2001                                      301,500
            325,000 (a)Statia Terminals, 1st Mtg. Note, 11.75%, 11/15/2003                                           329,875
            500,000  Stena AB, Sr. Note, 10.50%, 12/15/2005                                                          535,625
          1,000,000  Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                                  1,203,260
            200,000  Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                                  193,000
                      Total                                                                                        3,406,760
                     TELECOMMUNICATIONS & CELLULAR -- 3.3%
            200,000  American Communications Services, Inc., Sr. Disc. Note, 0/12.75%,
                     4/1/2006                                                                                        109,500
            175,000  Arch Communications Group, Inc., Sr. Disc. Note, 0/10.875%,
                     3/15/2008                                                                                       101,937
          1,000,000  Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/10.875%, 3/1/2006                              665,000
            750,000  Cellular Communications, Inc., Sr. Disc. Note, 13.25% accrual,
                     8/15/2000                                                                                       513,750
             75,000  Fonorola, Inc., Sr. Secd. Note, 12.50%, 8/15/2002                                                81,937
          1,000,000  Intermedia Communications of Florida, Inc., Sr. Disc. Note, 0/12.50%,
                     5/15/2006                                                                                       662,500
            600,000  Millicom Cellular S. A., Sr. Disc. Note, 0/13.50%, 6/1/2006                                     355,500
             50,000  MobileMedia Communications, Inc., Sr. Sub. Note, 9.375%, 11/1/2007                               27,500
             50,000  NEXTEL Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                                  37,875


FEDERATED STRATEGIC INCOME FUND

      PRINCIPAL
      AMOUNT OR
       FOREIGN                                                                                                    VALUE
       CURRENCY                                                                                                  IN U.S.
      PAR AMOUNT                                                                                                 DOLLARS
 U.S. CORPORATE BONDS -- CONTINUED
                     TELECOMMUNICATIONS & CELLULAR -- CONTINUED
 $          575,000  NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                       $         385,250
            200,000  Nextlink Communications, L.L.C., Sr. Note, Series AI, 12.50%,
                     4/15/2006                                                                                       211,000
            250,000 (a)Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                       250,313
            400,000  Paging Network, Inc., Sr. Sub. Note, 10.125%, 8/1/2007                                          402,500
            125,000  PanAmSat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                                        115,469
            550,000  Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                                              555,500
            400,000  Teleport Communications Group, Inc., Sr. Disc. Note, 0/11.125%,
                     7/1/2007                                                                                        274,000
             75,000  Teleport Communications Group, Inc., Sr. Note, 9.875%, 7/1/2006                                  79,313
            250,000  USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004                                      236,250
            725,000  Vanguard Cellular Systems, Inc., Deb., 9.375%, 4/15/2006                                        730,438
                      Total                                                                                        5,795,532
                     UTILITIES -- 1.0%
            250,000 (a)CalEnergy Co., Inc., Sr. Note, 9.50%, 9/15/2006                                               258,750
            650,000  California Energy Co., Inc., Sr. Disc. Note, 0/10.25%, 1/15/2004                                680,875
            700,000  El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011                                            758,079
                      Total                                                                                        1,697,704
                      TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $67,662,418 )                                   69,680,067
 INTERNATIONAL BONDS -- 34.7%
                     AUSTRALIAN DOLLAR -- 1.1%
                     PRINTING & PUBLISHING -- 0.1%
            150,000  News America Holdings, Inc., 8.625%, 2/7/2014                                                   116,901
                     STATE/PROVINCIAL -- 1.0%
          2,000,000  Queensland Treasury, Local Government Guarantee, 8.00%, 5/14/2003                             1,708,245
                      TOTAL AUSTRALIAN DOLLAR                                                                      1,825,146


FEDERATED STRATEGIC INCOME FUND

       FOREIGN                                                                                                    VALUE
       CURRENCY                                                                                                  IN U.S.
      PAR AMOUNT                                                                                                 DOLLARS
 CANADIAN DOLLAR -- 1.3%
                     BEVERAGE & TOBACCO -- 0.6%
          1,100,000  Molson Breweries, Unsub., 9.10%, 3/11/2013                                            $         967,609
                     CHEMICALS & PLASTICS -- 0.0%
            100,000  Viridian, Inc., Note, 11.00%, 3/31/2004                                                          87,417
                     STATE/PROVINCIAL -- 0.5%
          1,000,000 (a)Metro Toronto, Deb., 7.40%, 9/27/2006                                                         805,465
                     TELECOMMUNICATIONS & CELLULAR -- 0.2%
            500,000  Bell Canada, Deb., 8.80%, 8/17/2005                                                             433,964
                      TOTAL CANADIAN DOLLAR                                                                        2,294,455
 CZECH KRONA -- 1.0%
                     CONGLOMERATES -- 0.5%
         26,000,000  General Electric Capital Corp., Sr. Unsub., 10.50%, 10/23/1998                                  955,000
                     SOVEREIGN -- 0.2%
         10,500,000  Finance Corp., Sr. Unsub., 10.50%, 11/30/1998                                                   384,704
                     SUPRANATIONAL -- 0.3%
         12,000,000  Bank Recon and Development, Note, 11.50%, 10/9/1997                                             443,427
                      TOTAL CZECH KRONA                                                                            1,783,131
 DANISH KRONE -- 0.9%
                     SOVEREIGN -- 0.9%
          6,000,000  Kingdom of Denmark, Bond, 7.00%, 11/10/2024                                                     959,361
          3,500,000  Unikredit Realkredit, Mtg. Bond, 8.00%, 10/1/2029                                               590,925
                      TOTAL DANISH KRONE                                                                           1,550,286
 DEUTSCHE MARK -- 1.4%
                     SOVEREIGN -- 1.4%
          3,800,000  Deutschland Republic, Deb., 6.25%, 1/4/2024                                                   2,364,346
 GREEK DRACHMA -- 0.9%
                     SOVEREIGN -- 0.9%
        250,000,000  Hellenic Republic, Bond, 13.40%, 11/26/2003                                                   1,032,065


FEDERATED STRATEGIC INCOME FUND

       FOREIGN                                                                                                    VALUE
       CURRENCY                                                                                                  IN U.S.
      PAR AMOUNT                                                                                                 DOLLARS
 GREEK DRACHMA -- CONTINUED
                     SOVEREIGN -- CONTINUED
        120,000,000  Hellenic Republic, Bond, 14.00%, 10/23/2003                                           $         495,888
                      TOTAL GREEK DRACHMA                                                                          1,527,953
 IRISH POUND -- 0.3%
                     BANKING -- 0.3%
            300,000  Bank of Ireland, Sub., 9.75%, 3/21/2005                                                         549,449
 ITALIAN LIRA -- 0.6%
                     SOVEREIGN -- 0.6%
        450,000,000  Italy (Republic of), Bond, 9.00%, 11/1/2023                                                     332,762
      1,100,000,000  Italian T-Bill (BOTS), 4/28/1997                                                                708,928
                      TOTAL ITALIAN LIRA                                                                           1,041,690
 MEXICAN PESO -- 0.6%
                     SOVEREIGN -- 0.6%
        500,000,000  Mexican Cetes, 7/3/1997                                                                         544,728
        600,000,000  Mexican Cetes, 11/6/1997                                                                        605,906
                      TOTAL MEXICAN PESO                                                                           1,150,634
 NORWEGIAN KRONE -- 0.5%
                     SOVEREIGN -- 0.5%
          3,000,000  Norwegian Government, Bond, 7.00%, 5/31/2001                                                    498,146
          2,300,000  Norwegian Government, Bond, 9.00%, 1/31/1999                                                    389,903
                      TOTAL NORWEGIAN KRONE                                                                          888,049
 POLISH ZLOTY -- 0.8%
                     SOVEREIGN -- 0.8%
          4,100,000  Poland, Republic of, 17.00%, 2/12/1998                                                        1,388,088
 PORTUGESE ESCUDO -- 0.4%
                     SOVEREIGN -- 0.4%
        100,000,000  Portuguese Government, Bond, 11.875%, 2/23/2000                                                 747,263


FEDERATED STRATEGIC INCOME FUND

       FOREIGN                                                                                                    VALUE
       CURRENCY                                                                                                  IN U.S.
      PAR AMOUNT                                                                                                 DOLLARS
 SOUTH AFRICAN RAND -- 1.1%
                     SOVEREIGN -- 1.0%
         10,000,000  South Africa, Republic of, 12.00%, 2/28/2005                                          $       1,788,092
                     SURFACE TRANSPORTATION -- 0.1%
          1,000,000  Transnet Ltd., Deb., 12.50%, 4/1/1997                                                           213,582
                      TOTAL SOUTH AFRICAN RAND                                                                     2,001,674
 SPANISH PESETA -- 1.1%
                     SOVEREIGN -- 1.1%
         10,000,000  Spain (Government), 10.00%, 2/28/2005                                                            91,725
         36,000,000  Spain (Government), Bond, 10.15%, 1/31/2006                                                     335,877
         60,000,000  Spain (Government), Deb., 10.10%, 2/28/2001                                                     528,948
        126,000,000  Spain (Government), Foreign Gov't. Guarantee, 8.00%, 5/30/2004                                1,043,094
                      TOTAL SPANISH PESETA                                                                         1,999,644
 SWEDISH KRONA -- 0.9%
                     BANKING -- 0.3%
          3,000,000  AB Spinrab, Unsub., 12.00%, 12/17/1997                                                          479,421
                     SOVEREIGN -- 0.6%
          3,000,000  Stadshypotekskas, Foreign Gov't. Guarantee, Series 1551, 7.50%,
                     3/17/1999                                                                                       465,488
          3,500,000  Swedish Government, Bond, 8.00%, 8/15/2007                                                      553,592
                      Total                                                                                        1,019,080
                      TOTAL SWEDISH KRONA                                                                          1,498,501
 UNITED KINGDOM POUND -- 1.6%
                     INSURANCE -- 0.3%
            300,000  Commercial Union PLC, Company Guarantee, 8.625%, 9/28/2005                                      521,394
                     UTILITIES -- 1.3%
          1,300,000  British Gas PLC, 8.875%, 7/8/2008                                                             2,296,255
                      TOTAL UNITED KINGDOM POUND                                                                   2,817,649


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
        AMOUNT                                                                                                   DOLLARS
 U.S. DOLLAR -- 20.2%
                     BANKING -- 1.3%
 $          200,000  Banco De Boston, Bank Guarantee, 9.5675%, 1/16/2002                                   $         200,000
          2,000,000  Bancomext Trust, Bank Guarantee, 11.25%, 5/30/2006                                            2,166,880
                      Total                                                                                        2,366,880
                     BEVERAGE & TOBACCO -- 0.6%
          1,000,000  Empresas La Moderna, 11.375%, 1/25/1999                                                       1,055,000
                     FINANCE -- 1.4%
          2,250,000  Polysindo Intl. Fin Co BV, Company Guarantee, 11.375%, 6/15/2006                              2,424,375
                     FOREST PRODUCTS -- 3.5%
            300,000  Aracruz Cellulose, Deb., 10.375%, 1/31/2002                                                     285,000
          2,500,000  Asian Pulp & Paper, Company Guarantee, 11.75%, 10/1/2005                                      2,685,250
          1,000,000  Indah Kiat Intl. Finance, Company Guarantee, 11.875%, 6/15/2002                               1,086,250
          1,300,000  Indah Kiat Intl. Finance, Company Guarantee, 12.50%, 6/15/2006                                1,433,250
            600,000  Klabin Fabricadora Papel, Company Guarantee, 12.125%, 12/28/2002                                618,000
                      Total                                                                                        6,107,750
                     INDUSTRIAL PRODUCTS & EQUIPMENT -- 1.2%
          2,000,000  Sophora Comercio, 11.50%, 11/10/1998                                                          2,100,000
                     OIL & GAS -- 4.7%
          3,000,000  Bariven S.A., Company Guarantee, 10.625%, 3/17/2002                                           3,237,300
            625,494  Centragas, 10.65%, 12/1/2010                                                                    685,491
          1,500,000  Invergas S.A., Note, 12.50%, 12/16/1999                                                       1,621,875
          1,000,000  MetroGas S.A., Sr. Note, 12.00%, 8/15/2000                                                    1,090,000
          1,000,000  Petroleo Brasileiro S.A., 10.15%, 6/8/1998                                                    1,036,250
            500,000  Transportadora de Gas de Sur S.A., Sr. Note, 10.25%, 4/25/2001                                  528,125
                      Total                                                                                        8,199,041
                     SOVEREIGN -- 3.1%
          3,000,000  Ecuador Discount, 6.50%, 2/28/2025                                                            2,098,110
            500,000  Morocco - R & C A, Foreign Gov't. Guarantee, 6.375%, 1/1/2009                                   405,000


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
        AMOUNT                                                                                                   DOLLARS
 U.S. DOLLAR -- CONTINUED
                     SOVEREIGN -- CONTINUED
 $          900,000  Nacional Financiera, SNC, Foreign Gov't. Guarantee, 10.625%,
                     11/22/2001                                                                            $         954,562
            500,000  Petacalco Topolo, Note, 8.125%, 12/15/2003                                                      452,265
            500,000  Swedish Export Credit, Deb., 9.875%, 3/15/2038                                                  544,925
          1,000,000  Turkey, Note, 9.00%, 6/15/1999                                                                1,022,500
                      Total                                                                                        5,477,362
                     STATE/PROVINCIAL -- 0.9%
          1,500,000 (a)Zhuhai Highway, Sub. Note, 11.50%, 7/1/2008                                                 1,661,250
                     STEEL -- 1.3%
          1,400,000  HYLSA S.A. de C.V., Deb., 11.00%, 2/23/1998                                                   1,445,500
            775,000  Tubos de Acero de Mexico S.A., Unsub., 13.75%, 12/8/1999                                        877,688
                      Total                                                                                        2,323,188
                     TELECOMMUNICATIONS & CELLULAR -- 2.2%
          1,050,000  Telecom Argentina S.A., Unsecd. Note, 12.00%, 11/15/2002                                      1,162,875
          1,500,000 (a)Telecom Brazil, Collateral Trust, Series EMTN, 11.30078%, 12/9/1999                         1,563,750
          1,050,000  Telefonica de Argentina S.A., Note, 11.875%, 11/1/2004                                        1,157,625
                      Total                                                                                        3,884,250
                      TOTAL U.S. DOLLAR                                                                           35,599,096
                      TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $58,813,507)                                     61,027,054
 U.S. GOVERNMENT/AGENCY -- 21.5%
                     LONG-TERM GOVERNMENT OBLIGATIONS -- 21.5%
            538,888  Federal Home Loan Mortgage Corp., 8.50%, 9/1/2025                                               562,120
             95,549  Federal Home Loan Mortgage Corp., 8.50%, 1/1/2026                                                99,668
          2,439,802  Federal Home Loan Mortgage Corp., 8.00%, 6/1/2025                                             2,514,948
            448,506  Federal Home Loan Mortgage Corp., 7.50%, 10/1/2025                                              455,229
          1,033,596  Federal Home Loan Mortgage Corp., 7.00%, 12/1/2025                                            1,028,417
            999,105  Federal Home Loan Mortgage Corp., 6.50%, 3/1/2026                                               971,929


FEDERATED STRATEGIC INCOME FUND

                                                                                                                  VALUE
      PRINCIPAL                                                                                                  IN U.S.
        AMOUNT                                                                                                   DOLLARS
 U.S. GOVERNMENT/AGENCY -- CONTINUED
 LONG-TERM GOVERNMENT OBLIGATIONS -- CONTINUED
 $        1,985,286  Federal Home Loan Mortgage Corp., 7.50%, 5/1/2026                                     $       2,012,544
          1,513,396  Federal Home Loan Mortgage Corp., 6.50%, 7/1/2011                                             1,501,546
          2,042,818  Federal Home Loan Mortgage Corp., 7.00%, 5/1/2011                                             2,061,938
            253,329  Federal Home Loan Mortgage Corp., 8.50%, 9/1/2025                                               264,250
          1,038,139  Federal Home Loan Mortgage Corp., 6.00%, 6/1/2003                                             1,023,844
          1,111,449  Federal National Mortgage Association, 6.50%, 2/1/2009                                        1,109,937
            458,387  Federal National Mortgage Association, 7.00%, 5/1/2024                                          457,667
            448,228  Federal National Mortgage Association, 7.00%, 12/1/2010                                         451,863
            871,654  Federal National Mortgage Association, 9.00%, 9/1/2026                                          922,036
          1,074,932  Federal National Mortgage Association, 6.50%, 12/1/2025                                       1,044,006
          1,548,974  Federal National Mortgage Association, 6.00%, 4/1/2011                                        1,509,258
          1,007,887  Federal National Mortgage Association, 6.50%, 9/1/2003                                        1,007,554
          1,507,219  Federal National Mortgage Association, 7.00%, 9/1/2026                                        1,496,367
            999,341  Federal National Mortgage Association, 8.00%, 10/1/2026                                       1,027,752
            263,228  Government National Mortgage Association, 9.00%, 10/15/2016                                     283,707
            441,938  Government National Mortgage Association, 7.50%, 3/15/2024                                      448,421
          1,986,967  Government National Mortgage Association, 7.50%, 3/15/2026                                    2,016,116
            272,496  Government National Mortgage Association, 9.50%, 2/15/2025                                      295,740
            724,150  Government National Mortgage Association, 7.50%, 1/15/2026                                      736,040
            946,941  Government National Mortgage Association, 7.50%, 2/15/2026                                      960,832
          2,483,914  Government National Mortgage Association, 7.00%, 5/15/2026                                    2,471,470
          2,477,482  Government National Mortgage Association, 8.00%, 12/15/2025                                   2,554,854
            503,263  Government National Mortgage Association, 8.00%, 6/15/2026                                      518,980
            502,932  Government National Mortgage Association, 8.00%, 6/15/2026                                      518,639


FEDERATED STRATEGIC INCOME FUND

      SHARES OR                                                                                                   VALUE
      PRINCIPAL                                                                                                  IN U.S.
        AMOUNT                                                                                                   DOLLARS
 U.S. GOVERNMENT/AGENCY -- CONTINUED
                     LONG-TERM GOVERNMENT OBLIGATIONS -- CONTINUED
 $        2,954,363  Government National Mortgage Association, 8.50%, 6/15/2026                            $       3,086,335
            401,554  Government National Mortgage Association, 8.00%, 8/15/2026                                      414,094
          1,725,754  Government National Mortgage Association, 11.00%, 9/15/2015                                   1,945,218
                      TOTAL U.S. GOVERNMENT/AGENCY (IDENTIFIED COST $36,977,727)
                      37,773,319
 COMMON STOCKS -- 0.0%
 NIGERIA -- 0.0%
                     SOVEREIGN -- 0.0%
                250  Nigeria Par, Warrants                                                                                 3
 UNITED STATES -- 0.0%
                     BROADCAST RADIO & TV -- 0.0%
              1,000  Park Communications, Inc., Warrants                                                              20,500
                  5 (a)Pegasus Media, Class B                                                                          1,500
                      Total                                                                                           22,000
                     CABLE TELEVISION -- 0.0%
                150  Wireless One, Inc., Warrants                                                                        150
                     CHEMICALS & PLASTICS -- 0.0%
                400  Sterling Chemicals Holdings, Inc., Warrants                                                      14,000
              1,000  Uniroyal Technology Corp., Warrants                                                               1,500
                      Total                                                                                           15,500
                     CONSUMER PRODUCTS -- 0.0%
                100 (a)IHF Capital, Inc., Warrants                                                                     6,000
                     ECOLOGICAL SERVICES & EQUIPMENT -- 0.0%
                480  ICF Kaiser, Inc., Warrants                                                                          240
                     FOOD & DRUG RETAILERS -- 0.0%
                884 (a)Grand Union Co.                                                                                 5,083
                     STEEL -- 0.0%
                 50 (a)Bar Technologies, Inc., Warrants                                                                3,000


FEDERATED STRATEGIC INCOME FUND

      SHARES OR                                                                                                   VALUE
      PRINCIPAL                                                                                                  IN U.S.
        AMOUNT                                                                                                   DOLLARS
 UNITED STATES -- CONTINUED
                     TELECOMMUNICATIONS & CELLULAR -- 0.0%
                700  Cellular Communications, Inc., Warrants                                               $           8,750
                      TOTAL UNITED STATES                                                                             60,723
                      TOTAL COMMON STOCKS (IDENTIFIED COST $71,104)                                                   60,726
 PREFERRED STOCKS -- 0.4%
                     PRINTING & PUBLISHING -- 0.3%
              1,904  K-III Communications Corp., Cumulative PIK Pfd., Series B, 11.625%                              191,352
              3,500  K-III Communications Corp., Pfd., Series D, $10.00                                              329,000
                      Total                                                                                          520,352
                     TELECOMMUNICATIONS & CELLULAR -- 0.1%
                212  PanAmSat Corp., PIK Pfd., 12.75%                                                                259,700
                      TOTAL PREFERRED STOCKS (IDENTIFIED COST $759,092)                                              780,052
 (B) REPURCHASE AGREEMENT -- 0.8%
 $        1,340,000  BT Securities Corporation, 5.72%, dated 11/29/1996, due 12/2/1996
                     (AT AMORTIZED COST)                                                                           1,340,000
                      TOTAL INVESTMENTS (IDENTIFIED COST $165,623,848)(C)                                  $     170,661,218


(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1996, these securities amounted to $14,238,386 which represents 8.3% of net assets.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $165,627,473. The net unrealized appreciation of investments on a federal tax basis amounts to $5,033,745 which is comprised of $5,949,465 appreciation and $915,720 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($175,887,877) at November 30, 1996.

The following acronyms are used throughout this portfolio:

GO -- General Obligation
LP -- Limited Partnership
PIK -- Payment in Kind
PLC -- Public Limited Company
SA -- Support Agreement
UT -- Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified cost $165,623,848, and tax cost              $  170,661,218
 $165,627,473)
 Cash                                                                                                        2,560
 Income receivable                                                                                       3,999,518
 Receivable for investments sold                                                                           232,621
 Receivable for shares sold                                                                              2,221,857
 Deferred expenses                                                                                          20,283
    Total assets                                                                                       177,138,057
 LIABILITIES:
 Payable for investments purchased                                                      $ 626,250
 Payable for shares redeemed                                                               25,726
 Income distribution payable                                                              417,469
 Payable for taxes withheld                                                                 1,168
 Accrued expenses                                                                         179,567
    Total liabilities                                                                                    1,250,180
 Net Assets for 16,802,725 shares outstanding                                                       $  175,887,877
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                    $  170,234,705
 Net unrealized appreciation of investments and translation of assets and liabilities                    5,029,350
 in foreign currency
 Accumulated net realized gain on investments and foreign currency transactions                            704,568
 Distributions in excess of net investment income                                                          (80,746)
    Total Net Assets                                                                               $   175,887,877
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($28,020,914 / 2,677,159 shares outstanding)                                     $10.47
 Offering Price Per Share (100/95.50 of $10.47)*                                                            $10.96
 Redemption Proceeds Per Share                                                                              $10.47
 CLASS B SHARES:
 Net Asset Value Per Share ($120,019,630 / 11,465,981 shares outstanding)                                   $10.47
 Offering Price Per Share                                                                                   $10.47
 Redemption Proceeds Per Share (94.50/100 of $10.47)**                                                       $9.89
 CLASS C SHARES:
 Net Asset Value Per Share ($10,480,761 / 1,000,967 shares outstanding)                                     $10.47
 Offering Price Per Share                                                                                   $10.47
 Redemption Proceeds Per Share (99.00/100 of $10.47)**                                                      $10.37
 CLASS F SHARES:
 Net Asset Value Per Share ($17,366,572 / 1,658,618 shares outstanding)                                     $10.47
 Offering Price Per Share (100/99.00 of $10.47)*                                                            $10.58
 Redemption Proceeds Per Share (99.00/100 of $10.47)**                                                      $10.37


* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
NOVEMBER 30, 1996

 INVESTMENT INCOME:
 Dividends                                                                                            $     38,780
 Interest (net of dollar roll expense of $6,019) (net of foreign taxes
 withheld of $20,985)                                                                                    7,059,562
             Total income                                                                                7,098,342
 EXPENSES:
 Investment advisory fee                                                                $   629,398
 Administrative personnel and services fee                                                  214,999
 Custodian fees                                                                              48,589
 Transfer and dividend disbursing agent fees and expenses                                   132,751
 Directors'/Trustees' fees                                                                    4,269
 Auditing fees                                                                               17,081
 Legal fees                                                                                   2,823
 Portfolio accounting fees                                                                  105,525
 Distribution services fee -- Class B Shares                                                363,937
 Distribution services fee -- Class C Shares                                                 42,436
 Distribution services fee -- Class F Shares                                                 45,147
 Shareholder services fee -- Class A Shares                                                  27,086
 Shareholder services fee -- Class B Shares                                                 121,312
 Shareholder services fee -- Class C Shares                                                  14,145
 Shareholder services fee -- Class F Shares                                                  22,574
 Share registration costs                                                                    90,278
 Printing and postage                                                                        39,309
 Insurance premiums                                                                           4,860
 Taxes                                                                                        1,795
 Miscellaneous                                                                               29,536
             Total expenses                                                               1,957,850
 Waiver and reimbursement --
             Waiver of investment advisory fee                              $ (629,398)
             Waiver of distribution services fee -- Class F Shares             (43,577)
             Reimbursement of other operating expenses by Adviser              (97,576)
 Total waiver and reimbursement                                                           (770,551)
                        Net expenses                                                                     1,187,299
                                   Net investment income                                                 5,911,043
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency transactions                                        688,404
 Net change in unrealized appreciation of investments and translation of                                 4,697,703
 assets and liabilities in foreign currency
             Net realized and unrealized gain on investments and foreign currency                        5,386,107
                        Change in net assets resulting from operations                                $ 11,297,150


(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED NOVEMBER 30,
                                                                                1996                     1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                     $   5,911,043            $    788,120
 Net realized gain (loss) on investments and foreign currency transactions ($711,312 and $150,376, respectively, as computed for
 federal tax purposes)                                                           688,404                 127,454
 Net change in unrealized appreciation (depreciation) of investments and
 translation of assets and liabilities in foreign currency                     4,697,703                 480,617
  Change in net assets resulting from operations                              11,297,150               1,396,191
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                                                (924,874)               (298,490)
  Class B Shares                                                              (3,785,124)                (56,417)
  Class C Shares                                                                (435,543)               (146,756)
  Class F Shares                                                                (734,765)               (259,159)
 Distributions in excess of net investment income
  Class A Shares                                                                 (30,719)
  Class B Shares                                                                 (26,253)
  Class C Shares                                                                 (20,790)
 Distributions from net realized gains on investments and
 foreign currency transactions
  Class A Shares                                                                 (41,612)                   --
  Class B Shares                                                                 (46,342)                   --
  Class C Shares                                                                 (18,841)                   --
  Class F Shares                                                                 (30,084)                   --
  Change in net assets resulting from distributions to shareholders           (6,094,947)               (760,822)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                160,543,684              11,455,785
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                        2,826,955                 335,692
 Cost of shares redeemed                                                      (8,980,231)             (2,013,555)
  Change in net assets resulting from share transactions                     154,390,408               9,777,922
  Change in net assets                                                       159,592,611              10,413,291
 NET ASSETS:
 Beginning of period                                                          16,295,266               5,881,975
 End of period                                                             $ 175,887,877            $ 16,295,266


(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED NOVEMBER 30,
                                                                          1996            1995           1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.14         $ 9.54           $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                    0.91           0.82             0.45
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                     0.42           0.61            (0.45)
  Total from investment operations                                         1.33           1.43             0.00
 LESS DISTRIBUTIONS
  Distributions from net investment income                                (0.89)         (0.83)           (0.45)
  Distributions in excess of net investment income(b)                     (0.03)           --             (0.01)
  Distributions from net realized gain on investments                     (0.08)           --               --
  Total distributions                                                     (1.00)         (0.83)           (0.46)
 NET ASSET VALUE, END OF PERIOD                                          $10.47         $10.14           $ 9.54
 TOTAL RETURN(C)                                                          13.89%         15.64%            0.05%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                 1.05%          0.25%            0.25%*
  Net investment income                                                    8.54%          8.68%           8.38%*
  Expense waiver/reimbursement(d)                                          0.98%          5.69%(e)         8.87%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                               $28,021         $5,089           $2,366
  Portfolio turnover                                                         47%           158%              34%


* Computed on an annualized basis.

(a) Reflects operations for the period from May 3, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               YEAR ENDED
                                                                                              NOVEMBER 30,
                                                                                           1996         1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.14        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                     0.83          0.25
  Net realized and unrealized gain (loss) on investments and foreign currency               0.42          0.13
  Total from investment operations                                                          1.25          0.38
 LESS DISTRIBUTIONS
  Distributions from net investment income                                                 (0.83)        (0.24)
  Distributions in excess of net investment income(b)                                      (0.01)          --
  Distributions from net realized gain on investments                                      (0.08)          --
  Total distributions                                                                      (0.92)        (0.24)
 NET ASSET VALUE, END OF PERIOD                                                           $10.47        $10.14
 TOTAL RETURN(C)                                                                           13.03%         5.13%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                  1.80%         1.00%*
  Net investment income                                                                     7.80%         7.95%*
  Expense waiver/reimbursement(d)                                                           0.98%         5.69%*(e)
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                               $120,020        $5,193
  Portfolio turnover                                                                          47%          158%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED NOVEMBER 30,
                                                                          1996           1995           1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.14         $ 9.54          $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                    0.82           0.74            0.40
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                     0.43           0.61           (0.44)
  Total from investment operations                                         1.25           1.35           (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income                                (0.80)         (0.75)          (0.40)
  Distributions in excess of net investment income(b)                     (0.04)           --            (0.02)
  Distributions from net realized gain on investments                     (0.08)           --              --
  Total distributions                                                     (0.92)         (0.75)          (0.42)
 NET ASSET VALUE, END OF PERIOD                                          $10.47         $10.14          $ 9.54
 TOTAL RETURN(C)                                                          13.05%         14.79%          (0.41%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                 1.80%          1.00%           1.00%*
  Net investment income                                                    7.70%          7.93%           7.99%*
  Expense waiver/reimbursement(d)                                          0.98%          5.69%(e)        8.87%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                               $10,481         $2,323          $1,190
  Portfolio turnover                                                         47%           158%             34%


* Computed on an annualized basis.

(a) Reflects operations for the period from April 29, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS F SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED NOVEMBER 30,
                                                                           1996          1995         1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.14        $ 9.54          $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                     0.95          0.77            0.41
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                      0.37          0.61           (0.44)
  Total from investment operations                                          1.32          1.38           (0.03)
 LESS DISTRIBUTIONS
  Distributions from net investment income                                 (0.91)        (0.78)          (0.41)
  Distributions in excess of net investment income(b)                        --            --           (0.02)
  Distributions from net realized gain on investments                      (0.08)          --             --
  Total distributions                                                      (0.99)        (0.78)          (0.43)
 NET ASSET VALUE, END OF PERIOD                                           $10.47        $10.14          $ 9.54
 TOTAL RETURN(C)                                                           13.83%        15.07%          (0.19%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                  1.07%         0.75%           0.75%*
  Net investment income                                                     8.48%         8.19%           8.34%*
  Expense waiver/reimbursement(d)                                           1.46%         5.69%(e)        8.87%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                $17,367        $3,691          $2,326
  Portfolio turnover                                                          47%          158%             34%


* Computed on an annualized basis.

(a) Reflects operations for the period from May 9, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) The Adviser waived $80,712 of the investment advisory fee and reimbursed other operating expenses of $221,544, which represents 0.85% and 2.33% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996

1. ORGANIZATION
Fixed Income Securities, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek a high level of current income.

Effective March 31, 1996, the shareholders approved a change in the name of the Fund from Strategic Income Fund to Federated Strategic Income Fund. Effective March 31, 1996, the shareholders also approved a change in the name of Fortress Shares to Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- U.S. government securities, listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.
  REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassification was made to the financial statements:

                   INCREASE (DECREASE)

                                             ACCUMULATED
                                          DISTRIBUTIONS IN
                     ACCUMULATED NET       EXCESS OF NET
  PAID-IN CAPITAL   REALIZED GAIN/LOSS   INVESTMENT INCOME
      $8,867             $17,478             ($26,345)


  FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

  FOREIGN CURRENCY COMMITMENTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 1996, the Fund had no outstanding foreign currency commitments.

  FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

  RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held at November 30, 1996 is as follows:

  SECURITY                                                   ACQUISITION DATE                        ACQUISITION COST
  Abraxas Petroleum Corp.                                       11/05/1996                         $      502,625
  Allied Waste North America, Inc.                              11/25/1996                                225,000
  Astor Corp.                                              10/02/1996-10/16/1996                          502,750
  Australis Holdings Pty Limited                                10/29/1996                                113,575
  Bar Technologies, Inc.                                        08/27/1996                                  2,794
  Blue Bird Body Co.                                            11/13/1996                                 49,848
  CS Wireless Systems, Inc.                                     02/16/1996                                125,048
  CalEnergy Co., Inc.                                           11/19/1996                                256,875
  Dade International, Inc.                                 04/30/1996-09/5/1996                           515,375
  Dollar Financial Group, Inc.                                  11/12/1996                                100,000
  Equitable Life                                                10/17/1996                                993,550
  Euromax International                                         09/18/1996                                429,875
  First Nationwide Escrow Corp.                                 09/13/1996                                606,250
  Grand Union                                                   05/25/1994                                 49,875
  HS Resources, Inc.                                            11/22/1996                                298,446
  Hawk Corp.                                                    11/22/1996                                250,000
  ICON Fitness Corp.                                            11/15/1996                                179,011
  IHF Capital, Inc.                                             11/04/1996                                    494
  ISP Holding, Inc.                                        08/29/1996-02/15/1996                           42,652
  ISP Holding, Inc.                                             10/15/1996                                498,605
  International Home Foods, Inc.                           10/29/1996-11/19/1996                          606,250
  Intertek Finance                                              10/31/1996                                200,000
  International Knife & Saw, Inc.                               10/31/1996                                150,000
  Metro Toronto                                                 09/18/1996                                723,341
  Outsourcing Solutions, Inc.                                   10/31/1996                                201,250
  Paging Network, Inc.                                          10/10/1996                                250,000
  Pegasus Media                                                 12/06/1995                                  1,250
  Petersen Publishing Co.                                       11/20/1996                                303,000
  Pillowtex Corp.                                               11/06/1996                                200,000
  Prime Succession Aquisition Corp.                             08/13/1996                                 50,000
  Rose Hills Aquisition Corp.                                   11/14/1996                                100,000
  Ryder TRS, Inc.                                               11/20/1996                                125,000
  Statia Terminals                                              11/22/1996                                325,000
  Telecom Brazil, Collateral Trust                         04/18/1996-05/30/1996                        1,543,125
  Tokheim Corp.                                            08/16/1996-09/04/1996                          307,188
  U.S. Can Corp.                                                10/10/1996                                100,000
  Uniforet Inc.                                                 10/07/1996                                250,000
  Union Central Life Insurance Co.                              10/31/1996                                994,780
  William Carter Co.                                            11/20/1996                                125,000
  Zhuhai Highway                                           08/16/1996-09/17/1996                        1,545,938


  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($ 0.001 per share) authorized were as follows:

                                                                                        NUMBER OF PAR VALUE
 CLASS NAME                                                                          CAPITAL STOCK AUTHORIZED
 Class A                                                                                    1,000,000,000
 Class B                                                                                    1,000,000,000
 Class C                                                                                    1,000,000,000
 Class F                                                                                    1,000,000,000
  Total shares authorized                                                                   4,000,000,000


 Transactions in capital stock were as follows:

                                                                      YEAR ENDED NOVEMBER 30,
                                                              1996                         1995
 CLASS A SHARES                                      SHARES           AMOUNT       SHARES        AMOUNT
 Shares sold                                       2,290,977    $   23,397,580    311,635    $   3,066,086
 Shares issued to shareholders in payment of
 distributions declared                               47,188           480,390     14,799          145,018
 Shares redeemed                                    (163,057)       (1,660,810)   (72,417)        (707,245)
  Net change resulting from Class A Share
  transactions                                     2,175,108    $   22,217,160    254,017    $   2,503,859

                                                                      YEAR ENDED NOVEMBER 30,
                                                              1996                         1995(A)
 CLASS B SHARES                                     SHARES            AMOUNT       SHARES        AMOUNT
 Shares sold                                      11,345,851    $  115,125,074    518,732    $   5,178,214
 Shares issued to shareholders in payment of
 distributions declared                              170,336         1,739,077      2,277           22,812
 Shares redeemed                                    (562,289)       (5,646,436)    (8,926)         (89,477)
  Net change resulting from Class B Share
  transactions                                    10,953,898    $  111,217,715    512,083    $   5,111,549

 (a) For the period July 27, 1995 (date of initial public investment) to November 30, 1995.

                                                                      YEAR ENDED NOVEMBER 30,
                                                              1996                         1995
 CLASS C SHARES                                      SHARES           AMOUNT       SHARES        AMOUNT
 Shares sold                                         824,314    $    8,385,573    134,093    $   1,298,053
 Shares issued to shareholders in payment of
 distributions declared                               27,616           280,927     10,624          104,012
 Shares redeemed                                     (80,120)         (815,841)   (40,201)        (394,089)
  Net change resulting from Class C Share
  transactions                                       771,810    $    7,850,659    104,516    $   1,007,976

                                                                      YEAR ENDED NOVEMBER 30,
                                                              1996                         1995
 CLASS F SHARES                                      SHARES           AMOUNT       SHARES        AMOUNT
 Shares sold                                       1,347,566    $   13,635,457    197,486    $   1,913,432
 Shares issued to shareholders in payment of
 distributions declared                               32,001           326,561      6,505           63,850
 Shares redeemed                                     (84,996)         (857,144)   (83,709)        (822,744)
  Net change resulting from Class F Share
  transactions                                     1,294,571    $   13,104,874    120,282    $   1,154,538
  Net change resulting from share transactions    15,195,387    $  154,390,408    990,898    $   9,777,922


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Advisors, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

  Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., Federated Global Research Corp. receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which Federated Global Research Corp. manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                      PERCENTAGE OF AVERAGE DAILY
  SHARE CLASS NAME        NET ASSETS OF CLASS
  Class B Shares                 0.75%
  Class C Shares                 0.75%
  Class F Shares                 0.50%


  The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

  SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of daily average net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FServ is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $150,096 were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five-year period following effective date. For the period ended November 30, 1996, the Fund paid $26,713 pursuant to this agreement.

  GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

PURCHASES         $ 184,816,045
SALES             $  34,097,836


6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of FIXED INCOME SECURITIES, INC.
and the Shareholders of FEDERATED STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Strategic Income Fund (a portfolio of Fixed Income Securities, Inc.) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1996, by correspondence with the custodian and brokers; we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Strategic Income Fund as of November 30, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
January 17, 1996

DIRECTORS                            OFFICERS
John F. Donahue                      John F. Donahue
Thomas G. Bigley                       Chairman
John T. Conroy, Jr.                  Richard B. Fisher
William J. Copeland                    President
James E. Dowd                        J. Christopher Donahue
Lawrence D. Ellis, M.D.                Executive Vice President
Richard B. Fisher                    Edward C. Gonzales
Edward L. Flaherty, Jr.                Executive Vice President
Peter E. Madden                      John W. McGonigle
Gregor F. Meyer                        Executive Vice President, Treasurer,
John E. Murray, Jr.                    and Secretary
Wesley W. Posvar                     S. Elliott Cohan
Marjorie P. Smuts                      Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 338319700
Cusip 338319866
Cusip 338319809
Cusip 338319882
G00324-02 (1/97)


                                 APPENDIX


A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 1/14/92 to 11/30/96. The `y'' axis is measured in increments of $1,000 ranging from $0 to $8,000 and indicates that the ending value of hypothetical initial investment of $5,000 in the fund's Class A Shares, assuming a 1.00% sales charge and the reinvestment of all capital gains and dividends, would have grown to $6,500 on 11/30/96.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 1/14/92 to 11/30/96. The `y'' axis is measured in increments of $1,000 ranging from $0 to $6,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $5,857 on 11/30/96.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Limited Term Fund based on a 1.00% sales charge are represented by a solid line. The Merrill Lynch 1-3 Year Short-Term Corporate Index (the `MLSTC'') is represented by a broken line. The Lipper Short Investment Grade Debt Funds Average (the `LSIGDFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the MLSTC and the LSIGDFA. The `x'' axis reflects computation periods from 1/14/92 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 1.00% sales charge, as compared to the MLSTC and the LSIGDFA; the ending values were $13,064, $13,809, and $13,104, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the period ended 11/30/96, beginning with the inception date of the fund (1/14/92), and the one-year period thereafter, the Average Annual Total Returns were 5.63%, and 4.49%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Limited Term Fund based on a 1.00% sales charge and 1.00% contingent deferred sales charge are represented by a solid line. The Merrill Lynch 1-3 Year Short-Term Corporate Index (the `MLSTC'') is represented by a broken line. The Lipper Short Investment Grade Debt Funds Average (the `LSIGDFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund and the MLSTC and the LSIGDFA. The `x'' axis reflects computation periods from 9/1/93 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares based on a 1.00% sales charge and a 1.00% contingent deferred sales charge, as compared to the MLSTC and the LSIGDFA; the ending values were $11,425, $12,106, and $11,660, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the period ended 11/30/96, beginning with the inception date of the fund (9/1/93), and the one-year period thereafter, the Average Annual Total Returns were 4.36%, and 3.54%, respectively.
A5. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 9/1/93 to 11/30/96. The `y'' axis is measured in increments of $1,000 ranging from $0 to $6,000 and indicates that the ending value of hypothetical initial investment of $4,000 in the fund's Class A Shares, assuming a 1.00% sales charge and the reinvestment of all capital gains and dividends, would have grown to $4,458 on 11/30/96.

A6. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 9/1/93 to 11/30/96. The `y'' axis is measured in increments of $500 ranging from $0 to $4,500 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $4,246 on 11/30/96.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Limited Term Municipal Fund based on a 1.00% sales charge are represented by a solid line. The Lehman Brothers Three Year State General Obligation Index (the `LB3YRSGO'') is represented by a dotted line. The Lehman Brothers Three Year Municipal Bond Index (the `LB3YRMB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LB3YRSGO and the LB3YRMB. The `x'' axis reflects computation periods from 9/1/93 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 1.00% sales charge, as compared to the LB3YRSGO and the LB3YRMB; the ending values were $11,145, $11,641, and $11,624, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the period ended 11/30/96, beginning with the inception date of the fund (9/1/93), and the one-year period thereafter, the Average Annual Total Returns were 3.39%, and 2.30%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Limited Term Municipal Fund based on a 1.00% sales charge and 1.00% contingent deferred sales charge are represented by a solid line. The Lehman Brothers Three Year State General Obligation Index (the `LB3YRSGO'') is represented by a dotted line. The Lehman Brothers Three Year Municipal Bond Index (the `LB3YRMB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund and the LB3YRSGO and the LB3YRMB. The `x'' axis reflects computation periods from 9/1/93 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares based on a 1.00% sales charge and a 1.00% contingent deferred sales charge, as compared to the LB3YRSGO and the LB3YRMB; the ending values were $11,065, $11,641, and $11,624, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the period ended 11/30/96, beginning with the inception date of the fund (9/1/93), and the one-year period thereafter, the Average Annual Total Returns were 3.60%, and 2.54%, respectively.

A9. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 5/4/94 to 11/30/96. The `y'' axis is measured in increments of $500 ranging from $0 to $4,500 and indicates that the ending value of hypothetical initial investment of $3,000 in the fund's Class A Shares, assuming a 4.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $3,772 on 11/30/96.

A10. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The `x'' axis reflects computation periods from 5/4/94 to 11/30/96. The `y'' axis is measured in increments of $500 ranging from $0 to $4,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $3,447 on 11/30/96.

A11. The graphic representation displayed consists of a pie chart showing a portfolio overview of the Fund as of 11/30/96. The pie chart is divided into portions as follows: Domestic High Quality - 33%; High Yield - 33%; and International - 34%.

A12.  The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Strategic Income Fund based on a 4.50% sales charge are represented by a solid line. The Lehman Brothers Government/Corpotate Bond Index (the `LBG/CBI'') is represented by a dotted line. The Lipper Multi-Sector Income Funds Average (the `LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LBG/CBI and the LMSIFA. The `x'' axis reflects computation periods from 5/4/94 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 4.50% sales charge, as compared to the LBG/CBI and the LMSIFA; the ending values were $12,573, $12,466, and $12,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the period ended 11/30/96, beginning with the inception date of the fund (5/4/94), and the one-year period thereafter, the Average Annual Total Returns were 9.30%, and 8.74%, respectively.

A13.  The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Strategic Income Fund based on a 5.50% contingent deferred sales charge are represented by a solid line. The Lehman Brothers Government/Corpotate Bond Index (the `LBG/CBI'') is represented by a dotted line. The Lipper Multi-Sector Income Funds Average (the `LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the LBG/CBI and the LMSIFA. The `x'' axis reflects computation periods from 7/27/95 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares based on a 5.50% contingent deferred sales charge, as compared to the LBG/CBI and the LMSIFA; the ending values were $11,282, $11,144, and $11,800, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the period ended 11/30/96, beginning with the inception date of the fund (7/27/95), and the one-year period thereafter, the Average Annual Total Returns were 9.88%, and 7.02%, respectively.

A14.  The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Strategic Income Fund based on a 1.00% contingent deferred sales charge are represented by a solid line. The Lehman Brothers Government/Corpotate Bond Index (the `LBG/CBI'') is represented by a broken line. The Lipper Multi-Sector Income Funds Average (the `LMSIFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund and the LBG/CBI and the LMSIFA. The `x'' axis reflects computation periods from 5/2/94 to 11/30/96. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares based on a 1.00% contingent deferred sales charge, as compared to the LBG/CBI and the LMSIFA; the ending values were $12,917, $12,466, and $12,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the period ended 11/30/96, beginning with the inception date of the fund (5/2/94), and the one-year period thereafter, the Average Annual Total Returns were 10.43%, and 11.98%, respectively.

A15.  The graphic presentation here displayed consists of a line graph.
The corresponding components of the line graph are listed underneath. The Class F Shares of Federated Strategic Income Fund based on a 1.00% sales charge and a 1.00% contingent deferred sales charge are represented by a solid line. The Lehman Brothers Government/Corpotate Bond Index (the `LBG/CBI'') is represented by a dotted line. The Lipper Multi-Sector
Income Funds Average (the `LMSIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the fund and the LBG/CBI and the LMSIFA. The `x'' axis reflects computation periods from 5/10/94 to 11/30/96. The `y'' axis reflects the cost of the investment.
The right margin reflects the ending value of the hypothetical investment in the fund's Class F Shares based on a 1.00% sales charge and a 1.00% contingent deferred sales charge, as compared to the LBG/CBI and the LMSIFA; the ending values were $12,715, $12,466, and $12,790, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class F Shares Average Annual Total Returns for the period ended 11/30/96, beginning with the inception date of the fund (5/10/94), and the one-year period thereafter, the Average Annual Total Returns were 10.14%, and 11.65%, respectively.